UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07619

Nuveen Investment Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
31 August
2020
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Large Cap Value Fund	NNGAX	NNGCX	NMMTX	NNGFX	NNGRX
Nuveen Large Cap Core Fund	NLACX	NLCDX	—	NLCFX	NLCIX
Nuveen Large Cap Growth Fund	NLAGX	NLCGX	—	NLAFX	NLIGX
Nuveen Equity Long/Short Fund	NELAX	NELCX	—	—	NELIX
Nuveen Equity Market Neutral Fund	NMAEX	NMECX	—	—	NIMEX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout.
A renewed increase in COVID-19 cases in some areas, including an outbreak affecting President Trump and White House staffers and contacts, showed that controlling the spread of the novel coronavirus remains an ongoing public health concern as economies reopen and social activities resume. In the meantime, medical knowledge is improving and some areas have been able to implement much narrower restrictions when infection clusters have recurred. This has helped an economic recovery gain traction, with a significant recovery in jobs, consumer spending, manufacturing and other indicators from their weakest levels. Additionally, progress toward a vaccine and treatments has been promising, while the timeline is unknown. Markets have recently taken an optimistic view, but the path of the economy from here and the upcoming U.S. presidential election are increasingly in the forefront.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, has provided direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to $1.6 trillion from $882 billion and extended its duration to June 2021.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
October 23, 2020

Portfolio Managers’
Comments
Nuveen Large Cap Value Fund
Nuveen Large Cap Core Fund
Nuveen Large Cap Growth Fund
Nuveen Equity Long/Short Fund
Nuveen Equity Market Neutral Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, the Funds’ investment adviser. Throughout the reporting period, Robert C. Doll, CFA, a senior portfolio manager and chief equity strategist and Scott M. Tonneson, CFA, served as portfolio managers for the Funds.
Effective April 27, 2020, the Board of Directors/Trustees of Nuveen Investment Trust and Nuveen Investment Funds, Inc. approved the reorganization of the Nuveen Large Cap Value Fund (the “Target Fund”), into the Nuveen Dividend Value Fund (the “Acquiring Fund”). The proposed reorganization was approved at a special meeting of the Target Fund’s shareholders held on September 28, 2020. It is anticipated that the reorganization will be completed on, or around, December 4, 2020.
Effective April 27, 2020, the Board of Directors/Trustees of Nuveen Investment Trust and Nuveen Investment Trust II approved the reorganization of the Nuveen Large Cap Growth Fund (the “Target Fund”), into the Nuveen Winslow Large-Cap Growth ESG Fund (the “Acquiring Fund”). The proposed reorganization was approved at a special meeting of the Target Fund’s shareholders held on September 28, 2020. It is anticipated that the reorganization will be completed on, or around, December 4, 2020.
Here the portfolio managers discuss economic and financial markets, investment strategies and performance of the Funds for the twelve-month reporting period ended August 31, 2020.
What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended August 31, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the COVID-19 coronavirus pandemic. To slow the spread of the virus, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders during March and April 2020. A phased reopening began toward the end of May 2020, but the disruption to the economy has been swift and severe. In June 2020, the National Bureau of Economic Research announced that the economic expansion that began in June 2009 officially ended in February 2020, marking the start of a recession (a several months’ long contraction across the broad economy). As expected, the U.S. economy suffered a sharp contraction in the second quarter of 2020, with gross domestic product (GDP) down 31.4% on an annualized basis according to the Bureau of Economic Analysis “third” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. In the second quarter, steep declines in consumer spending, business investment and exports weighed on economic activity, offsetting increased government spending. By comparison, the annualized GDP growth rate shrank 5% in the first quarter of 2020, after expanding 2.4% in the fourth quarter of 2019 and 2.2% in 2019 overall.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment starting in March 2020. The Bureau of Labor Statistics said the unemployment rate rose to 8.4% in August 2020 from 3.7% in August 2019. The economy added 1.4 million jobs in August, but non-farm employment remained 11.5 million below the February 2020 level. The average hourly earnings rate appeared to soar, growing at an annualized rate of 4.7% in August 2020, despite the spike in unemployment. Earnings data were skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation remained muted, as large decreases in gasoline, apparel, air travel and lodging prices offset an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.3% over the twelve-month period ended August 31, 2020 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the period measured only partially reflects the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.8% year-over-year in July 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 3.3% and 3.9%, respectively.
With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) cut its benchmark interest rate by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging COVID-19 risks.
As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April, June and July 2020 meetings, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers and continued to issue a cautious outlook for the U.S. economy. Also at the July meeting, the Fed extended some of its pandemic funding facilities by another three months to December 2020. At the annual Jackson Hole Economic Symposium, held virtually in August 2020, the Fed announced a change in inflation policy to average inflation targeting. Under this regime, the Fed will tolerate the inflation rate temporarily overshooting the target rate to offset periods of below-target inflation, so that inflation averages a 2% rate over time. (Subsequent to the close of the reporting period, the Fed’s September policy meeting provided further clarification of the new inflation policy and left the benchmark interest rate unchanged.)
Meanwhile, the U.S. government approved three aid packages. These included $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments, as well as more than $100 billion in funding to health agencies and employers offering paid leave. As some of these programs began to expire, additional relief measures were under discussion, but a final deal had not been reached as of the end of this reporting period.
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.

Outside the U.S., many countries implemented lockdowns and restrictions on business activity to reduce infection rates, with a deep impact to their economies. Pandemic responses included central bank monetary easing and quantitative easing, fiscal relief programs, the loosening of fiscal rules and, in the case of emerging markets, emergency financing and debt relief from bilateral creditors and international organizations such as the International Monetary Fund and World Bank. The U.K. formally exited the European Union (EU) at the end of January 2020, triggering the one-year transition period, but Brexit talks were temporarily paused during the virus lockdown. When negotiations resumed, the U.K. continued to indicate it would not seek an extension. Italy’s prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. To help relieve the COVID-19 crisis impact on Italy and other more indebted Southern European countries, the European Commission proposed a €750 billion aid program to be funded by all member states, which was unanimously approved in July 2020. In Asia, northern countries were among the first to successfully reduce infection rates and relax COVID-19 crisis restrictions, but pockets of the disease re-emerged. The widespread anti-government protests roiling Hong Kong throughout 2019 had dissipated amid the lockdown, but tensions flared in late May 2020 when China unexpectedly announced a national security law perceived as a threat to Hong Kong’s sovereignty. India took stringent lockdown steps in March 2020 but still saw a rapid increase in cases. Latin American countries entered the health crisis in already weakened positions, with high government debt and widespread civil unrest. Venezuela’s economic and political crisis continued to deepen. Argentina surprised the market with the return of a less market-friendly administration but continued to pursue a restructuring of its debt. Brazil’s Bolsonaro administration achieved a legislative win on pension reform but had not fully delivered on reviving economic growth. As COVID-19 spread to Latin America, the inconsistent government responses, reduced testing capabilities, weaker health care systems, food shortages and public protests contributed to accelerating infection and death rates.
Prior to the COVID-19 crisis, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the EU, Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 crisis has since upended those assumptions. Furthermore, tensions between the U.S. and China escalated amid the COVID-19 crisis, with both sides stoking resentment about the management of the health crisis, Hong Kong’s sovereignty, trade policy and technology issues.
How did the Funds perform the twelve-month reporting period ended August 31, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the Funds for the one-year, five-year, ten-year and/or since inception periods ended August 31, 2020. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.
What strategies were used to manage the Funds during this twelve-month reporting period ended August 31, 2020 and how did these strategies influence performance?
Nuveen Large Cap Value Fund
The Fund’s Class A Shares at NAV underperformed the Russell 1000® Value Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2020.
The Nuveen Large Cap Value Fund seeks long-term capital appreciation by investing primarily in large-capitalization stocks of U.S. companies. The investment team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Value Index, which are primarily large-cap value companies and use a multi-factor quantitative ranking pro-

Portfolio Managers’ Comments (continued)
cess to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.
The Fund fell short of its benchmarks primarily due to stock selection issues in the health care, financial, communication services, information technology and industrial sectors. Once again, sectors within the Russell 1000® Value Index experienced a significant amount of performance dispersion during the reporting period with seven sectors in positive territory led by health care gaining more than 19%, followed by materials and information technology up more than 13%. Conversely, the energy sector retreated by more than 33% over the same time frame, followed by the real estate and financial sectors, down nearly 14% and 9%, respectively. The energy sector continued to struggle as the price of oil and other commodities fell sharply in response to the ongoing effects of the COVID-19 crisis on the global economy and demand for oil. Overweight positions in stocks with relatively smaller market caps within the large-cap universe, lower price-to-earnings (P/E) ratios, more leverage and a value-oriented tilt hindered the Fund’s results.
The Fund’s top detractor was found in the energy sector, Extraction Oil & Gas Inc., an oil and gas exploration and production (E&P) company that is focused on the Rocky Mountain region. Shares have been pressured by weaker prices in the natural gas and oil industries and political pressure surrounding fracking. Extraction Oil & Gas was also subject to additional negative analyst comments because the company has more exposure to recently passed environmental regulations in Colorado where it primarily conducts drilling activities in the Denver-Julesburg Basin. We sold out of the Fund’s position in Extraction Oil & Gas in March 2020, and therefore avoided the company’s Chapter 11 bankruptcy filing in June 2020.
In the industrial sector, a position in United Airlines Holdings Inc. hindered results. The airline industry has been one of the hardest hit during the COVID-19 crisis as travel demand dropped to near zero in March and April 2020 and second-quarter 2020 revenues fell precipitously. Traffic data in North America began to slowly improve as the reporting period progressed, however, a resurgence in COVID-19 cases in more populated areas of the U.S. kept travel demand weak throughout the summer. In an effort to ride out the storm, United Airlines’ management suspended share buybacks and announced massive reductions in capacity and aggressive executive salary cuts. The company also raised $2 billion in new liquidity through a term loan facility in March 2020 to help pay expenses. In addition, the federal government announced a $25 billion bailout of ten U.S. airlines to help them pay their workers. Although airport checkpoint traffic hit a post-pandemic high in August 2020, levels are still down about 70% from the same time a year ago. The uncertain speed of recovery in the industry led us to sell the Fund’s position in United Airlines before the end of the reporting period.
In the financial sector, the Fund experienced poor results from a position in Assured Guaranty Ltd., a leading provider of municipal bond insurance and financial guarantees for infrastructure and structured financings. The company guarantees that bondholders will receive interest and principal payments even if the issuer fails to make the payments. On the heels of difficult financial results in 2019, Assured Guaranty’s shares dropped sharply throughout February and March 2020 and never recovered during the reporting period. The company’s main sources of revenue (insurance premiums and investment income) continued to fall from already very low levels throughout 2019 and the trend has continued in 2020. However, the Fund continued to own Assured Guaranty because the valuation discount more than reflects the recent struggles and we believe the fundamentals challenges have bottomed.
The Fund benefited from various sector allocations, including overweights in the information technology, consumer discretionary and health care sectors as well as an underweight in the real estate sector. Stock selection was also favorable in the consumer discretionary and energy sectors. Overweights in growth-oriented stocks and stocks with more variation in earnings as well as underweight positions in momentum stocks and yield-oriented stock proved helpful.
In the energy sector, the Fund benefited from a position in Range Resources Corp., one of the largest E&P companies operating in the Marcellus Formation. Shares dropped to an all-time low in mid-March 2020 when COVID-19 reached pandemic status, but have risen sharply since that time. The company’s first-quarter 2020 results were generally in line with expectations, although capital expenditures were better than expected, which may explain the significant outperformance of the stock. Range Resources’ execution has historically been strong, so the largest near-term overhang for the stock continued to be the company’s asset sales. Because of the recent stock price appreciation, we decided to sell the Fund’s position before the end of the reporting period.

Also in the energy sector, a position in EQT Corporation, the top producer of natural gas in the U.S., aided performance results. Earlier in the reporting period, the stock underperformed because the natural gas industry was pressured by drillers continuing to produce more supply than the market needed. However, we maintained the Fund’s position because the company reported several positive developments that improved its resiliency including a $75 million capital expenditure reduction along with an unchanged production outlook. As the reporting period progressed, the company’s path to reduce its leverage improved on the back of better performance and with the help of an improving natural gas macro environment. We decided to sell the position shortly after the end of the reporting period in early September 2020 after the recent price appreciation.
In the consumer discretionary sector, a position in electronics retailer Best Buy Co. Inc. contributed to performance as shares reached an all-time high near the end of the reporting period. The company’s shares rallied from March 2020 lows after management took positive steps to mitigate COVID-19 crisis related impacts. Best Buy was able to successfully revamp its entire business model in a matter of days and retain the majority of total sales volume, despite having most of its stores closed. The company reported first-quarter 2020 earnings ahead of lowered expectations driven by a 155% increase in online sales, which accounted for around 42% of total sales. While Best Buy did not offer forward-looking guidance due to uncertainty surrounding the economic backdrop, the Fund continued to hold shares of this stock at the end of the reporting period.
Nuveen Large Cap Core Fund
The Fund’s Class A Shares at NAV underperformed the Russell 1000® Index but outperformed its comparative Lipper classification average during the twelve-month reporting period ended August 31, 2020.
The Nuveen Large Cap Core Fund seeks long-term capital appreciation by selecting securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.
The Fund benefited from various sector allocations, including an overweight in consumer discretionary as well as underweights in real estate and utilities sectors. Stock selection was also favorable in the energy and industrial sectors. Overweights in more volatile stocks and stocks with more variation in earnings proved helpful as did underweight positions in momentum and yield-oriented stocks.
In the energy sector, the Fund benefited from a position in Range Resources Corp., one of the largest E&P companies operating in the Marcellus Formation. Shares dropped to an all-time low in mid-March 2020 when COVID-19 reached pandemic status, but have risen sharply since that time. The company’s first-quarter 2020 results were generally in line with expectations, although capital expenditures were better than expected, which may explain the significant outperformance of the stock. Range Resources’ execution has historically been strong, so the largest near-term overhang for the stock continued to be the company’s asset sales. Because of the recent stock price appreciation, we decided to sell the Fund’s position before the end of the reporting period.
A position in Apple Inc. benefited the Fund’s results after shares hit a record high by the end of August 2020 and the company helped pull the broader market out of the COVID-19 crisis rout. The technology behemoth became the first U.S. firm ever to hit a market capitalization of $2 trillion. The company reported slightly better-than-expected first-quarter 2020 results, managing year-over-year revenue growth despite the COVID-19 crisis impact. However, Apple refrained from providing guidance for the coming quarter, which was not surprising since retail activity was curtailed in most markets outside China. Optimism surrounding the stock was more about 2021 because upgrades to 5G are inevitable, and those who do not buy a phone this year will have a strong incentive next year. Importantly, Apple continued to grow its number of units that are actually in use, which will drive recurring purchases over the coming years. In the face of market turmoil, the company also continued its market leading share buyback activity while raising its buyback authorization to $90 billion. At the end of the reporting period, Apple conducted a 4-for-1 stock split to make shares more accessible to a larger base of investors. We maintained the Fund’s position.

Portfolio Managers’ Comments (continued)
Also in the energy sector, a position in EQT Corporation, the top producer of natural gas in the U.S., aided performance results. Earlier in the reporting period, the stock underperformed because the natural gas industry was pressured by drillers continuing to produce more supply than the market needed. However, we maintained the Fund’s position because the company reported several positive developments that improved its resiliency including a $75 million capital expenditure reduction along with an unchanged production outlook. As the reporting period progressed, the company’s path to reduce its leverage improved on the back of better performance and with the help of an improving natural gas macro environment. We decided to sell the position shortly after the end of the reporting period in early September 2020 after the recent price appreciation.
The main detractor from the Fund’s performance during the reporting period was stock selection issues in the consumer discretionary, information technology, financial and communication services sectors.
Sectors within the Russell 1000® Index experienced an almost unprecedented amount of performance dispersion during the reporting period with seven sectors in positive territory led by information technology gaining a whopping 57%, followed by consumer discretionary up more than 45% and communication services up more than 27%. Conversely, the energy sector retreated by more than 33% over the same time frame, followed by the real estate and financial sectors, down more than 7% and 5%, respectively. The energy sector continued to struggle as the price of oil and other commodities fell sharply in response to the ongoing effects of the COVID-19 crisis on the global economy and demand for oil. Overweight positions in stocks with relatively smaller market caps within the large-cap universe, a value orientation, lower price-to-earnings (P/E) ratios and more leverage hindered the Fund’s results.
The Fund’s top detractor was found in the energy sector, Extraction Oil & Gas Inc., an oil and gas exploration and production (E&P) company that is focused on the Rocky Mountain region. Shares have been pressured by weaker prices in the natural gas and oil industries and political pressure surrounding fracking. Extraction Oil & Gas was also subject to additional negative analyst comments because the company has more exposure to recently passed environmental regulations in Colorado where it primarily conducts drilling activities in the Denver-Julesburg Basin. The Fund continues to hold its position in Extraction Oil & Gas.
A position in U.S. vehicle manufacturer General Motors Company also detracted from the Fund’s results. In the second quarter of 2020, the company lost $806 million and burned through $7.8 billion of cash as factories were shuttered and U.S. vehicle sales plummeted due to the COVID-19 crisis. Shares continued to be pressured, along with other consumer discretionary stocks, as investors worried about a resurgence in COVID-19 cases in states that reopened, particularly Florida, Texas and California, which could cause another economic shutdown or a decrease in consumer spending. General Motors was also dragged into a federal investigation of corruption at the United Auto Workers (UAW) labor union, although it is unclear if any specific employees are being targeted. While shares did recover somewhat later in the reporting period, we decided to sell the Fund’s position due to the uncertainty surrounding both the UAW investigation and the speed and trajectory of the global economic recovery.
Nuveen Large Cap Growth Fund
The Fund’s Class A Shares at NAV underperformed the Russell 1000® Growth Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2020.
The Nuveen Large Cap Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above-average growth potential. The investment team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Growth Index, which are primarily large-cap growth-oriented companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest primarily in companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.
Broadly speaking, the main detractor from the Fund’s performance during the reporting period was stock selection issues in the consumer discretionary, information technology, financial, industrial, communication services and health care sectors. An overweight position in the energy sector was also detrimental. The sectors within the Russell 1000® Growth Index experienced an almost unprecedented amount of performance dispersion during the reporting period with ten sectors in positive territory led by information technology gaining a whopping 66%, followed by consumer discretionary up almost 63% and communication services up nearly 44%. Conversely, the energy sector retreated by 22.5% over the same time frame. The energy sector continued to struggle as the price of oil and other commodities fell sharply in response to the ongoing effects of the COVID-19 crisis on the global economy and demand for oil. Overweight positions in stocks with relatively smaller market caps within the large-cap universe, stocks with lower price-to-earnings (P/E) ratios and value stocks hindered the Fund’s results. In addition, an underweight in growth-oriented stocks proved detrimental.
In the industrial sector, a position in Delta Air Lines Inc. hindered performance results. The airline industry has been one of the hardest hit during the COVID-19 crisis as travel demand dropped to near zero in March and April 2020 and second-quarter 2020 revenues fell precipitously. Before the crisis hit, Delta had been outperforming its peers like United Airlines and American Airlines, however, the entire industry faces serious headwinds as the timing of the recovery remains in question. Although airline traffic data in North America began to slowly improve as the reporting period progressed, a resurgence in COVID-19 cases in more populated areas of the U.S. kept travel demand weak throughout the summer. The federal government announced a $25 billion bailout of 10 U.S. airlines to help them pay their workers. The uncertain speed of recovery in the industry led us to sell the Fund’s position in Delta before the end of the reporting period.
The Fund benefited from an underweight position in the consumer staples sector and an overweight in consumer discretionary. The Fund’s overweight position in more volatile stocks proved helpful to overall performance results.
In the consumer discretionary sector, the Fund saw favorable results from a position in Williams-Sonoma Inc., a retailer of high quality cookware, home furnishings and entertaining essentials under its namesake brand, as well as Pottery Barn and West Elm. After bottoming in March 2020, shares rose strongly throughout the remainder of the reporting period following the company’s surprisingly impressive earnings and revenue results, despite the fact that all its stores were closed for some of the reporting period due to the COVID-19 crisis. Williams-Sonoma was able to successfully pivot to e-commerce with comparable sales surging in the segment. The company benefited from increased demand for furniture and other home essentials as customers were confined to their homes amid COVID-19 crisis lockdowns. Although we anticipate the online business to remain strong in the near term, we believe sales will increasingly shift back to the physical retail footprint as stores reopen and stay-at-home orders are lifted. The Fund continued to own Williams-Sonoma at the end of the reporting period.
In the technology sector, a position in Apple Inc. benefited the Fund’s results after shares hit a record high by the end of August 2020 and the company helped pull the broader market out of the COVID-19 crisis rout. The technology behemoth became the first U.S. firm ever to hit a market capitalization of $2 trillion. The company reported slightly better-than-expected first-quarter 2020 results, managing year-over-year revenue growth despite the COVID-19 crisis impact. However, Apple refrained from providing guidance for the coming quarter, which was not surprising since retail activity was curtailed in most markets outside China. Optimism surrounding the stock was more about 2021 because upgrades to 5G are inevitable, and those who do not buy a phone this year will have a strong incentive next year. Importantly, Apple continued to grow its number of units that are actually in use, which will drive recurring purchases over the coming years. In the face of market turmoil, the company also continued its market leading share buyback activity while raising its buyback authorization to $90 billion. At the end of the reporting period, Apple conducted a 4-for-1 stock split to make shares more accessible to a larger base of investors. We maintained the Fund’s position.
Nuveen Equity Long/Short Fund
The Fund’s Class A Shares at NAV underperformed the Russell 1000® Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2020.
The Nuveen Equity Long/Short Fund seeks long-term capital appreciation with low correlation to the U.S. equity market by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations.

Portfolio Managers’ Comments (continued)
At the same time, the management team will typically take short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure, which a “market neutral” fund is designed to provide, but less than 100% exposure provided by a fund that invests only in long positions. This net long exposure is expected to be at least 40% under normal market conditions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market.
The Fund fell short of its benchmarks primarily due to stock selection issues in the information technology, consumer discretionary, consumer staples, financial, materials and health care sectors. Sectors within the Russell 1000® Index experienced an almost unprecedented amount of performance dispersion during the reporting period with seven sectors in positive territory led by the information technology sector, followed by the consumer discretionary and communication services sectors. Conversely, the energy sector retreated by more than 33% over the same time frame, followed by the real estate and financial sectors. The energy sector continued to struggle as the price of oil and other commodities fell sharply in response to the ongoing effects of the COVID-19 crisis on the global economy and demand for oil. In terms of sector weights, the Fund’s underweight position in the information technology sector detracted from performance. Overweight positions in momentum stocks, stocks with lower price-to-earnings (P/E) ratios, and stocks with relatively smaller market caps within the large-cap universe were a drag on the Fund’s results. In addition, an underweight in growth-oriented stocks and overweights in value stocks and stocks with more leverage detracted from performance.
In the energy sector, the Fund was hindered by a long position in exploration and production company WPX Energy Inc., which has core assets in the Williston Basin and Permian Basin. Shares initially rallied in December 2019 after the company announced the acquisition of privately held Felix Energy for $2.5 billion and initiated a dividend. The acquisition substantially increased WPX’s Permian Basin drilling inventory at a very reasonable price without compromising on quality. However, shares sold off sharply during March. In response to the current energy crisis, the company has reduced volumes by around 6% and cut its 2020 capital expenditures budget by 25% to around $400 million. WPX Energy still plans to produce around 150,000 barrels per day in 2020, in part due to the Felix Energy acquisition. However, we decided to sell the position shortly after the end of the reporting period given our belief that the industry’s supply/demand dynamics are now more balanced.
In the industrial sector, a long position in Delta Air Lines Inc. hindered performance results. The airline industry has been one of the hardest hit during the COVID-19 crisis as travel demand dropped in March and April 2020 and second-quarter 2020 revenues fell precipitously. Before the crisis hit, Delta had been outperforming its peers like United Airlines and American Airlines; however, the entire industry faces serious headwinds as the timing of airline travel recovery remains in question. Although airline traffic data in North America began to slowly improve as the reporting period progressed, a resurgence in COVID-19 cases in more populated areas of the U.S. kept airline travel demand weak throughout the summer. The federal government announced a $25 billion bailout of 10 U.S. airlines to help them pay their workers. Although airport checkpoint traffic hit a post-pandemic high in August 2020, levels are still down about 70% from the same time a year ago. The uncertain speed of recovery in the industry led us to sell the Fund’s position in Delta before the end of the reporting period.
In the consumer discretionary sector, the Fund’s short position in electric car maker Tesla Inc. hindered results. On the heels of a sales record and unexpected profit in its third-quarter 2019 report, Tesla reported its second straight quarterly profit in the fourth quarter 2019, generating $1 billion in cash after capital expenditures. For full-year 2019, operating costs were down about 7%, while car sales were up 13% with the production of the Model 3 in full swing. Following a March 2020 slump related to the COVID-19 crisis, Tesla shares continued their meteoric rise to hit fresh all-time highs. The company continued to report strong production and delivery numbers and an unexpected first-quarter 2020 profit at the end of April 2020, despite headwinds caused by the COVID-19 crisis including the closure of its Fremont, California factory. Tesla continued to see strong sales for both its high-end Model S and X vehicles and its more affordable Model 3 and Y SUV vehicles. The latter two vehicles are also seeing increased demand from Chinese consumers. We removed the Fund’s short position in Tesla before the end of the reporting period.
In communication services, a short position in Zillow Group Inc. hindered the Fund’s performance results. After bottoming in March 2020, shares of the online real-estate marketplace continued the year’s earlier rise to hit all-time highs by the end of August 2020. Earlier in the reporting period, the company benefited from increased revenue from its new Zillow Offers home-buying and selling business, which launched in 2018 and has continued to add markets in large metropolitan areas. With the service, Zillow is transforming a portion of its business from an advertising-based online selling company to one that facilitates homeownership transactions. Toward the end of the reporting period, Zillow saw a resurgence in its Premier Agent business, which connect agents with potential buyers, and a strong rebound in web site traffic from the sharp drop experienced in the early days of the COVID-19 crisis. However, we have continued to short this stock because we believe the recent stock price run-up is overdone.
The Fund benefited from stock selection in the energy and industrial sectors. Underweights in the financials and consumer staples sectors as well as a net short position in the utilities sector also helped. The Fund’s underweight position in more volatile stocks proved beneficial.
In the consumer discretionary sector, a long position in electronics retailer Best Buy Co. Inc. contributed to performance as shares reached an all-time high near the end of the reporting period. The company’s shares rallied from March 2020 lows after management took positive steps to mitigate COVID-19 crisis related impacts. Best Buy was able to successfully revamp its entire business model in a matter of days and retain the majority of total sales volume, despite having most of its stores closed. The company reported first-quarter 2020 earnings ahead of lowered expectations driven by a 155% increase in online sales, which accounted for around 42% of total sales. While Best Buy did not offer forward-looking guidance due to uncertainty surrounding the economic backdrop, the Fund continued to hold shares of this stock at the end of the reporting period.
In the information technology sector, the Fund’s long position in Fortinet Inc. benefited results. The company develops and markets cybersecurity software and appliances and services, such as firewalls, anti-virus, intrusion prevention and endpoint security. Fortinet posted strong quarterly results throughout the reporting period driven by the growing secure software-defined wide-area network (SD-WAN) market and overall product demand due to work-from-home initiatives. The company’s portfolio of offerings is resonating well with existing and new customers, while emerging technologies like 5G and cloud computing are offering additional growth opportunities. Given the recent strong stock price appreciation, we decided to sell the Fund’s position in Fortinet before the end of the reporting period.
Also in the consumer discretionary sector, the Fund was rewarded for a short position in Carnival Corp., the world’s largest leisure travel company. The company was approximately 90% booked for first quarter 2020 at the time guidance was provided, which helped insulate first-quarter 2020 yields. However, lost revenue and costs associated with cancellations throughout Asia resulted in earnings far below guidance and consensus expectations. Because of the COVID-19 crisis, cumulative bookings for the remainder of 2020 continue to be meaningfully behind last year at considerably lower prices. Carnival indicated it is unable to provide guidance given the uncertain impact of the COVID-19 crisis on its operations and the fact that the CDC has implemented a no-sail order through September 2020 for cruise ships with 250 passengers or more in U.S. waters. We removed the Fund’s short position in Carnival during the reporting period.
In the communications services sector, a short position in media entertainment company ViacomCBS Inc. proved helpful to the Fund. The company creates and acquires programming for television, the Internet, mobile devices, video games and other consumer electronics products. ViacomCBS also produces, finances and distributes motion pictures to various platforms internationally. ViacomCBS’ key sources of revenue, including movie theaters, live sporting events and film premiers, came to almost a complete standstill. Cord cutting has also caused a drop in TV advertising revenue. We removed the Fund’s short position during the reporting period because we believed the stock was unlikely to fall further and the valuation reflected the challenges cited above.
Nuveen Equity Market Neutral Fund
The Fund’s Class A Shares at NAV underperformed the ICE BofA 3-Month Treasury Bill Index and the comparative Lipper classification average during the twelve-month reporting period ended August 31, 2020.
The Nuveen Equity Market Neutral Fund seeks long-term capital appreciation independent of the equity market’s direction by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. The team selects securities using the same disciplined approach used with all of the NAM equity strategies managed by Robert Doll and Scott Tonneson, balancing fundamental analysis with quantitative techniques. We start with the securities found in the Russell 1000® Index, which are primarily large-cap companies, and use a multi-factor quantitative ranking process to identify potential holdings. We then apply a fundamental overlay from

Portfolio Managers’ Comments (continued)
NAM’s team of sector specific analysts, using our industry perspectives to select holdings. Our goal is to invest in long positions of companies that exhibit improving business fundamentals, strong management, identifiable catalysts and attractive valuations. We believe that buying such companies at reasonable prices can provide above market returns over time.
At the same time, the management team will typically take short positions in companies that it expects to underperform. The goal of this strategy is that, over time, the stock market exposure of the combined long and short positions will be minimized, producing a net return due primarily to stock selection, rather than stock market movements. At times, however, the Fund may have more exposure to the stock market (either positive or negative) in order to take advantage of market opportunities. At any time, the Fund’s net long exposure to the stock market (long market value minus short market value) could range between -20% and 40%.
The Fund fell short of its benchmarks primarily due to stock selection issues in the financial, materials, communication services, information technology and consumer discretionary sectors. Market sectors experienced an almost unprecedented amount of performance dispersion during the reporting period with sectors like information technology, consumer discretionary and communication services advancing strongly while the energy and real estate sectors retreated over the same time frame. The energy sector continued to struggle as the price of oil and other commodities fell sharply in response to the ongoing effects of the COVID-19 crisis on the global economy and demand for oil. Overweight positions in stocks with lower price-to-earnings (P/E) ratios, momentum stocks and value-oriented stocks hindered the Fund’s results. In addition, underweights in growth stocks and stocks with more currency sensitivity detracted.
In the energy sector, the Fund was hindered by a long position in Extraction Oil & Gas Inc., an oil and gas exploration and production (E&P) company that is focused on the Rocky Mountain region. Shares have been pressured for over a year and a half by weaker prices in the natural gas and oil industries and political pressure surrounding fracking. Extraction Oil & Gas was also subject to additional negative analyst comments because the company has more exposure to recently passed environmental regulations in Colorado where it primarily conducts drilling activities in the Denver-Julesburg Basin. We sold out of the Fund’s position in Extraction Oil & Gas shortly in March 2020, and therefore avoided the company’s Chapter 11 bankruptcy filing in June 2020.
Also, a long position in Centennial Resource Development Inc., an onshore oil and gas exploration and production company, detracted from performance following a momentary lift in June 2020. Investors initially reacted favorably to news that economies around the world were beginning to open after shutting down to slow the spread of COVID-19. Also, the Organization of the Petroleum Exporting Countries (OPEC) and its trading partners agreed to production cuts during the second quarter 2020, which helped to boost oil prices off of first-quarter 2020 lows. However, Centennial’s shares remained depressed because the company struggles to carry its significant debt load in light of the low energy price backdrop. Although the company bought some time by refinancing some of its debt in May 2020, it will come as a significant cost with higher interest costs. We decided to sell the position shortly after the end of the reporting period in early September 2020 given a high level of uncertainty in the company’s ability to successfully manage its debt load.
In the consumer discretionary sector, the Fund’s short position in electric car maker Tesla Inc. hindered results. On the heels of a sales record and unexpected profit in its third-quarter 2019 report, Tesla reported its second straight quarterly profit in the fourth quarter 2019, generating $1 billion in cash after capital expenditures. For full-year 2019, operating costs were down about 7%, while car sales were up 13% with the production of the Model 3 in full swing. Following a March 2020 slump related to the COVID-19 crisis, Tesla shares continued their meteoric rise to hit fresh all-time highs. The company continued to report strong production and delivery numbers and an unexpected first-quarter 2020 profit at the end of April 2020, despite headwinds caused by the COVID-19 crisis including the closure of its Fremont, California factory. Tesla continued to see strong sales for both its high-end Model S and X vehicles and its more affordable Model 3 and Y SUV vehicles. The latter two vehicles are also seeing increased demand from Chinese consumers. We removed the Fund’s short position in Tesla before the end of the reporting period.
In communication services, a short position in Zillow Group Inc. hindered the Fund’s performance results. After bottoming in March 2020, shares of the online real-estate marketplace continued the year’s earlier rise to hit all-time highs by the end of August 2020. Earlier in the reporting period, the company benefited from increased revenue from its new Zillow Offers home-buying and selling business, which launched in 2018 and has continued to add markets in large metropolitan areas. With the service, Zillow is transforming a portion of its business from an advertising-based online selling company to one that facilitates homeownership transactions. Toward the end of the reporting period, Zillow saw a resurgence in its Premier Agent business, which connect agents with potential buyers, and a strong rebound in web site traffic from the sharp drop experienced in the early days of the COVID-19 crisis. However, we have continued to short this stock because we believe the recent stock price run-up is overdone.
The Fund benefited from stock selection and an underweight in the energy sector. An underweight position in stocks that exhibit more volatility was also helpful.
The Fund’s top long position was Antero Resources Corp., a natural gas exploration and production (E&P) company found in the energy sector. Given the material shift in consumer behavior and market conditions following COVID-19 stay-at-home recommendations, Antero Resources’ quarterly results themselves were not particularly relevant. The more important catalyst for the stock was that the company continued to reduce capital spending and deploy excess cash flow to reduce debt. We decided to sell the Fund’s position in Antero Resources shortly after the end of the reporting period given the strong stock performance.
The Fund also benefited from a long position in Antero Resources’ subsidiary, Antero Midstream Corp. The company offers natural gas gathering and processing (G&P) and water-related services to Antero Resources to service its rapidly increasing natural gas production growth in the Appalachian region. In April 2020, we shifted the Fund from a short position in this stock to long exposure and both positions proved beneficial to performance. Amid the COVID-19 crisis and downturn in oil prices, the relative confidence in the near-term G&P volume profile at Antero Midstream was admittedly more valuable than in the past. Antero Resources is one of the few E&P companies predicting to grow production in 2020, plus the company conducted an asset sale during the reporting period that provided a boost to its balance sheet. This eased concerns about the company’s debt and benefited shares of Antero Midstream as a result. We continued to maintain long exposure to Antero Midstream at the end of the reporting period.
Also in the energy sector, the Fund benefited from a short position in ONEOK Inc., the owner of a collection of midstream assets including pipelines, storage and processing facilities that help move natural gas from its drilling locations to where it gets used. The stock dropped in early March 2020 due to the COVID-19 crisis and significant energy industry downturn and hadn’t recovered as of the end of this reporting period. Although ONEOK is somewhat insulated from a direct impact from rising and falling commodity prices because it gets paid fees to use its assets, it still is negatively impacted by less product flowing through its network. However, the main issue weighing on the stock is leverage, which is toward the higher end among its midstream peers and increased further in March and May 2020 after the company issued debt to weather the current difficult environment. We continued to short ONEOK at the end of the reporting period.
In the consumer discretionary sector, the Fund was rewarded for a short position in Carnival Corp., the world’s largest leisure travel company. The company was approximately 90% booked for first quarter 2020 at the time guidance was provided, which helped insulate first-quarter 2020 yields. However, lost revenue and costs associated with cancellations throughout Asia resulted in earnings far below guidance and consensus expectations. Because of the COVID-19 crisis, cumulative bookings for the remainder of 2020 continue to be meaningfully behind last year at considerably lower prices. Carnival indicated it is unable to provide guidance given the uncertain impact of the COVID-19 crisis on its operations and the fact that the CDC has implemented a no-sail order through September 2020 for cruise ships with 250 passengers or more in U.S. waters. We removed the Fund’s short position in Carnival during the reporting period.

Risk Considerations
Nuveen Large Cap Value Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, large cap stock, and value stock risks, are described in detail in the Fund's prospectus.
Nuveen Large Cap Core Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved, including income from dividends. The value of equity securities may decline significantly over short or extended periods of time. More information on these risk considerations, as well as information on other risks to which the Fund is subject, such as futures contract and large cap stock risks, are included in the Fund's prospectus.
Nuveen Large Cap Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund's investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. These and other risk considerations, such as futures contract, growth stock, and large cap stock risks, are described in detail in the Fund's prospectus.
Nuveen Equity Long/Short Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own ("short sales"), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure the changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund's returns. In addition, the use of short sales will increase the Fund's expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund's prospectus.
Nuveen Equity Market Neutral Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own ("short sales"), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Because the Fund attempts to generate returns that are primarily due to stock selection (long and short), rather that the returns of the stock market, performance will be more dependent on the portfolio manager acumen that is the case for other equity funds. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund's returns. In addition, the use of short sales will increase the Fund's expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract and large cap stock risks, are included in the Fund's prospectus.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Value Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of August 31, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	8/07/96	(2.01)%	4.59%	9.25%	1.03%	1.00%
Class A Shares at maximum Offering Price	8/07/96	(7.66)%	3.35%	8.60%	-	-
Russell 1000® Value Index	-	0.84%	7.53%	11.05%	-	-
Lipper Multi-Cap Value Funds Classification Average	-	(0.55)%	5.91%	9.58%	-	-
Class C Shares	8/07/96	(2.77)%	3.80%	8.43%	1.78%	1.75%
Class R3 Shares	8/04/08	(2.29)%	4.32%	8.97%	1.28%	1.25%
Class I Shares	8/07/96	(1.76)%	4.85%	9.52%	0.78%	0.75%

	Total Returns as of August 31, 2020*
		Average Annual		Expense Ratios**
	Inception Date	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	(1.77)%	5.68%	0.72%	0.69%
*        Performance prior to June 24, 2013, reflects the Fund's performance under the management of multiple sub-advisors using investment strategies that differed significantly from those currently in place.
         Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Shares purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.79% through July 31, 2022 or 1.20% after July 31, 2022 of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, thetotal annual operating expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2022 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

Growth of an Assumed $10,000 Investment as of August 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Large Cap Core Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of August 31, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	6/17/13	15.92%	9.50%	10.85%	1.01%	0.98%
Class A Shares at maximum Offering Price	6/17/13	9.26%	8.21%	9.95%	-	-
Russell 1000® Index	-	22.50%	14.31%	13.37%	-	-
Lipper Multi-Cap Core Funds Classification Average	-	15.60%	10.78%	10.64%	-	-
Class C Shares	6/17/13	15.07%	8.68%	10.03%	1.76%	1.73%
Class I Shares	6/17/13	16.23%	9.77%	11.13%	0.76%	0.73%

	Total Returns as of August 31, 2020*
		Average Annual		Expense Ratios**
	Inception Date	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	16.01%	11.44%	0.69%	0.66%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of August 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Large Cap Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of August 31, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	6/17/13	29.11%	13.78%	13.94%	1.11%	0.99%
Class A Shares at maximum Offering Price	6/17/13	21.68%	12.44%	13.01%	-	-
Russell 1000 Growth Index	-	44.34%	20.66%	18.56%	-	-
Lipper Multi-Cap Growth Funds Classification Average	-	36.26%	16.60%	15.37%	-	-
Class C Shares	6/17/13	28.11%	12.93%	13.09%	1.86%	1.74%
Class I Shares	6/17/13	29.40%	14.07%	14.22%	0.86%	0.74%

	Total Returns as of August 31, 2020*
		Average Annual		Expense Ratios**
	Inception Date	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	29.26%	17.17%	0.77%	0.65%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.75% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for the Class R6 Shares will be less than the expense limitation. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of August 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Equity Long/Short Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of August 31, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	12/30/08	1.95%	5.51%	8.71%	2.72%	2.64%
Class A Shares at maximum Offering Price	12/30/08	(3.92)%	4.27%	8.07%	-	-
Russell 1000 Index	-	22.50%	14.31%	15.19%	-	-
Lipper Alternative Long/Short Equity Funds Classification Average	-	4.04%	4.17%	5.89%	-	-
Class C Shares	12/30/08	1.19%	4.72%	7.89%	3.48%	3.39%
Class I Shares	12/30/08	2.23%	5.78%	8.98%	2.47%	2.39%
*       Performance prior to March 1, 2013, reflects the Fund's performance under the management of a sub-advisor using investment strategies that differed significantly from those currently in place.
         Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of August 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Equity Market Neutral Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of August 31, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	6/17/13	(9.67)%	0.74%	1.62%	2.61%	2.54%
Class A Shares at maximum Offering Price	6/17/13	(14.87)%	(0.44)%	0.79%	-	-
ICE BofAML 3-Month U.S. Treasury Bill Index	-	1.26%	1.20%	0.84%	-	-
Lipper Alternative Equity Market Neutral Funds Classification Average	-	(6.75)%	(2.79)%	1.35%	-	-
Class C Shares	6/17/13	(10.37)%	(0.01)%	0.87%	3.37%	3.30%
Class I Shares	6/17/13	(9.45)%	0.99%	1.88%	2.37%	2.30%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expense, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of August 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries    August 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Large Cap Value Fund
Fund Allocation (% of net assets)
Common Stocks	98.2%
Repurchase Agreements	1.5%
Other Assets Less Liabilities	0.3%
Net Assets	100%
Portfolio Composition (% of net assets)
Health Care Providers & Services	8.5%
Capital Markets	6.9%
Biotechnology	6.4%
Pharmaceuticals	6.3%
Specialty Retail	5.2%
Software	4.6%
Insurance	4.3%
Oil, Gas & Consumable Fuels	3.7%
IT Services	3.5%
Technology Hardware, Storage & Peripherals	3.4%
Tobacco	3.1%
Diversified Telecommunication Services	3.0%
Interactive Media & Services	2.6%
Multiline Retail	2.4%
Household Durables	2.4%
Semiconductors & Semiconductor Equipment	2.2%
Food & Staples Retailing	2.1%
Metals & Mining	2.0%
Electrical Equipment	2.0%
Media	2.0%
Banks	1.9%
Other	19.7%
Repurchase Agreements	1.5%
Other Assets Less Liabilities	0.3%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Alphabet Inc	2.6%
Pfizer Inc	2.3%
Intel Corp	2.2%
Home Depot Inc	2.0%
AT&T Inc	1.9%

Nuveen Large Cap Core Fund
Fund Allocation (% of net assets)
Common Stocks	99.8%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	15.3%
Technology Hardware, Storage & Peripherals	9.7%
Biotechnology	7.5%
Health Care Providers & Services	7.5%
Specialty Retail	7.3%
Internet & Direct Marketing Retail	6.2%
Interactive Media & Services	5.7%
Insurance	2.8%
Pharmaceuticals	2.7%
IT Services	2.5%
Multiline Retail	2.2%
Food & Staples Retailing	2.1%
Entertainment	2.0%
Electrical Equipment	1.9%
Metals & Mining	1.9%
Oil, Gas & Consumable Fuels	1.7%
Media	1.6%
Other	19.2%
Repurchase Agreements	0.3%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Apple Inc	7.6%
Microsoft Corp	6.3%
Amazoncom Inc	3.8%
Facebook Inc	3.2%
Alphabet Inc	2.5%

Holding Summaries    August 31, 2020 (continued)
Nuveen Large Cap Growth Fund
Fund Allocation (% of net assets)
Common Stocks	99.1%
Repurchase Agreements	1.4%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	20.3%
Technology Hardware, Storage & Peripherals	16.2%
Internet & Direct Marketing Retail	9.6%
Interactive Media & Services	8.9%
Health Care Providers & Services	7.4%
Biotechnology	6.9%
Specialty Retail	3.7%
IT Services	3.6%
Pharmaceuticals	2.8%
Other	19.7%
Repurchase Agreements	1.4%
Other Assets Less Liabilities	(0.5)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Apple Inc	13.2%
Microsoft Corp	10.7%
Amazoncom Inc	6.9%
Facebook Inc	5.0%
Alphabet Inc	3.9%

Nuveen Equity Long/Short Fund
Fund Allocation (% of net assets)
Long-Term Investments
Common Stocks	121.3%
Total Long Exposure	121.3%
Short-Term Investments
Repurchase Agreements	26.1%
Total Investments	147.4%
Securities Sold Short
Common Stocks Sold Short	(51.8)%
Total Short Exposure	(51.8)%
Other Assets Less Liabilities	4.4%
Net Assets	100%

Top Five Holdings - Long Exposure (% of net assets)
Apple Inc	5.7%
Microsoft Corp	4.7%
Amazoncom Inc	3.0%
Facebook Inc	2.6%
Alphabet Inc	2.6%

Top Five Holdings - Short Exposure (% of net assets)
Nutanix Inc	(0.7)%
HEICO Corp	(0.7)%
Toro Co	(0.7)%
Stericycle Inc	(0.7)%
Ball Corp	(0.7)%
Portfolio Composition Long Exposure (% of net assets)
Software	12.1%
Technology Hardware, Storage & Peripherals	7.8%
Health Care Providers & Services	6.8%
Biotechnology	6.7%
Capital Markets	6.4%
Specialty Retail	6.2%
Internet & Direct Marketing Retail	6.1%
Interactive Media & Services	5.2%
IT Services	4.5%
Oil, Gas & Consumable Fuels	4.1%
Household Durables	3.9%
Pharmaceuticals	3.8%
Electrical Equipment	2.7%
Electronic Equipment, Instruments & Components	2.6%
Semiconductors & Semiconductor Equipment	2.5%
Multiline Retail	2.5%
Construction & Engineering	2.3%
Air Freight & Logistics	2.2%
Entertainment	2.2%
Personal Products	2.1%
Road & Rail	2.1%
Household Products	2.1%
Machinery	2.0%
Hotels, Restaurants & Leisure	1.5%
Wireless Telecommunication Services	1.4%
Other	19.5%
Total	121.3%
Portfolio Composition Short Exposure (% of net assets)
Health Care Equipment & Supplies	(3.9)%
Software	(3.4)%
Electric Utilities	(2.9)%
Aerospace & Defense	(2.8)%
Entertainment	(2.6)%
Insurance	(2.5)%
Multi-Utilities	(2.4)%
Hotels, Restaurants & Leisure	(2.3)%
Food Products	(2.1)%
Capital Markets	(2.1)%
Textiles, Apparel & Luxury Goods	(1.8)%
IT Services	(1.8)%
Specialty Retail	(1.7)%
Other	(19.5)%
Total	(51.8)%

Holding Summaries    August 31, 2020 (continued)
Nuveen Equity Market Neutral Fund
Fund Allocation (% of net assets)
Long-Term Investments
Common Stocks	82.2%
Total Long Exposure	82.2%
Short-Term Investments
Repurchase Agreements	24.3%
Total Investments	106.5%
Securities Sold Short
Common Stocks Sold Short	(98.0)%
Total Short Exposure	(98.0)%
Other Assets Less Liabilities	91.5%
Net Assets	100%

Top Five Holdings - Long Exposure (% of net assets)
Alexion Pharmaceuticals Inc	1.0%
Biogen Inc	0.9%
Arrow Electronics Inc	0.9%
Qurate Retail Inc	0.9%
Anthem Inc	0.9%

Top Five Holdings - Short Exposure (% of net assets)
Intuitive Surgical Inc	(1.2)%
Alleghany Corp	(1.1)%
Seaboard Corp	(1.1)%
Netflix Inc	(1.1)%
HEICO Corp	(1.1)%
Portfolio Composition Long Exposure (% of net assets)
Oil, Gas & Consumable Fuels	6.8%
Health Care Providers & Services	6.8%
Specialty Retail	6.0%
Software	5.5%
Biotechnology	3.6%
Electronic Equipment, Instruments & Components	3.5%
Household Durables	3.5%
Technology Hardware, Storage & Peripherals	3.4%
Media	2.6%
Electrical Equipment	2.6%
Construction & Engineering	2.6%
Machinery	2.6%
Internet & Direct Marketing Retail	1.8%
Wireless Telecommunication Services	1.8%
Household Products	1.8%
Metals & Mining	1.7%
Personal Products	1.7%
Banks	1.6%
Hotels, Restaurants & Leisure	1.6%
Insurance	1.4%
Other	19.3%
Total	82.2%
Portfolio Composition Short Exposure (% of net assets)
Hotels, Restaurants & Leisure	(7.7)%
Electric Utilities	(6.3)%
Entertainment	(6.2)%
Software	(5.8)%
Health Care Equipment & Supplies	(5.3)%
Aerospace & Defense	(4.9)%
Insurance	(4.0)%
Food Products	(4.0)%
Consumer Finance	(3.7)%
Capital Markets	(3.2)%
Multi-Utilities	(3.1)%
Chemicals	(3.0)%
Specialty Retail	(3.0)%
Oil, Gas & Consumable Fuels	(3.0)%
IT Services	(2.9)%
Road & Rail	(2.0)%
Food & Staples Retailing	(2.0)%
Beverages	(2.0)%
Professional Services	(2.0)%
Textiles, Apparel & Luxury Goods	(1.9)%
Water Utilities	(1.9)%
Semiconductors & Semiconductor Equipment	(1.8)%
Other	(18.3)%
Total	(98.0)%

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended August 31, 2020.
The beginning of the period is March 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Large Cap Value Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,010.91	$1,006.78	$1,009.80	$1,013.33	$1,012.35
Expenses Incurred During the Period	$ 5.00	$ 8.78	$ 6.26	$ 2.88	$ 3.74
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.16	$1,016.39	$1,018.90	$1,022.27	$1,021.42
Expenses Incurred During the Period	$ 5.03	$ 8.82	$ 6.29	$ 2.90	$ 3.76
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.99%, 1.74%, 1.24%, 0.57% and 0.74% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Large Cap Core Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,181.35	$1,176.66	$1,180.16	$1,182.54
Expenses Incurred During the Period	$ 5.43	$ 9.52	$ 3.51	$ 4.06
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.16	$1,016.39	$1,021.92	$1,021.42
Expenses Incurred During the Period	$ 5.03	$ 8.82	$ 3.25	$ 3.76
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 0.99%, 1.74%, 0.64%, and 0.74% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Nuveen Large Cap Growth Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,251.00	$1,246.16	$1,253.49	$1,252.49
Expenses Incurred During the Period	$ 5.66	$ 9.88	$ 3.51	$ 4.25
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.11	$1,016.34	$1,022.02	$1,021.37
Expenses Incurred During the Period	$ 5.08	$ 8.87	$ 3.15	$ 3.81
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.00%, 1.75%, 0.62%, and 0.75% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
Nuveen Equity Long/Short Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,109.03	$1,105.00	$1,110.53
Expenses Incurred During the Period	$ 15.27	$ 19.15	$ 14.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,010.66	$1,006.94	$1,011.86
Expenses Incurred During the Period	$ 14.56	$ 18.26	$ 13.35
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 2.88%, 3.62%, and 2.64% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Equity Market Neutral Fund
	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 996.72	$ 992.60	$ 997.69
Expenses Incurred During the Period	$ 14.45	$ 18.23	$ 13.31
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,010.66	$1,006.84	$1,011.81
Expenses Incurred During the Period	$ 14.56	$ 18.36	$ 13.40
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 2.88%, 3.64%, and 2.65% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Shareholder Meeting Report
A special meeting of shareholders was held on August 17, 2020 for the Nuveen Large Cap Growth Fund and the Nuveen Large Cap Value Fund. The meeting was held virtually due to public health concerns regarding the ongoing COVID-19 pandemic; at this meeting Nuveen Large Cap Growth Fund shareholders were asked to approve the reorganization of their fund into the Nuveen Winslow Large-Cap Growth ESG Fund and Nuveen Large Cap Value Fund shareholders were asked to approve the reorganization of their fund into the Nuveen Dividend Value Fund. Both meetings were subsequently adjourned to September 28, 2020. On September 28, 2020, shareholders of each Fund approved the proposals to reorganize their respective Fund. Each reorganization is expected to close after the close of business on or about
December 4, 2020.
	Large Cap Value	Large Cap Growth
To approve consolidation of the Target Fund into Nuveen Winslow Large-Cap Growth ESG Fund
For	3,716,813	–
Against	64,381	–
Abstain	172,443	–
Total	3,953,637	–
To approve consolidation of the Target Fund into Nuveen Dividend Value Fund
For	–	5,855,690
Against	–	266,588
Abstain	–	385,840
Total	–	6,508,118

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Nuveen Investment Trust
Nuveen Investment Trust II:
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Large Cap Value Fund, Nuveen Large Cap Core Fund, Nuveen Large Cap Growth Fund, and Nuveen Equity Market Neutral Fund (four of the funds comprising Nuveen Investment Trust) and Nuveen Equity Long/Short Fund (one of the funds comprising Nuveen Investment Trust II) (the Funds), including the portfolios of investments, as of August 31, 2020, the related statements of operations and cash flows (Nuveen Equity Long/Short Fund and Nuveen Equity Market Neutral Fund) for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2020, the results of their operations and cash flows (Nuveen Equity Long/Short Fund and Nuveen Equity Market Neutral Fund) for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
Fund Reorganization
As discussed in note 1 to the financial statements, on September 28, 2020, the Funds’ Board of Trustees approved the reorganizations of the Nuveen Large Cap Value Fund into the Nuveen Dividend Value Fund and the Nuveen Large Cap Growth Fund into the Nuveen Winslow Large-Cap Growth ESG Fund.
Basis for Opinions
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
October 28, 2020

Nuveen Large Cap Value Fund
Portfolio of Investments    August 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.2%
	COMMON STOCKS – 98.2%
	Banks – 1.9%
75,000	Bank of America Corp	$1,930,500
65,000	Popular Inc	2,407,600
11,000	Truist Financial Corp	426,910
	Total Banks	4,765,010
	Biotechnology – 6.4%
28,000	AbbVie Inc	2,681,560
25,000	Alexion Pharmaceuticals Inc, (2)	2,855,500
7,000	Amgen Inc	1,773,240
11,000	Biogen Inc, (2)	3,164,040
53,000	Gilead Sciences Inc	3,537,750
21,000	United Therapeutics Corp, (2)	2,246,160
	Total Biotechnology	16,258,250
	Capital Markets – 6.9%
83,000	Bank of New York Mellon Corp	3,069,340
17,000	Goldman Sachs Group Inc	3,482,790
41,000	Morgan Stanley	2,142,660
9,000	S&P Global Inc	3,297,780
41,000	State Street Corp	2,791,690
21,000	T Rowe Price Group Inc	2,923,410
	Total Capital Markets	17,707,670
	Chemicals – 1.2%
70,000	Dow Inc	3,158,400
	Commercial Services & Supplies – 1.0%
8,000	Cintas Corp	2,665,920
	Communications Equipment – 0.4%
22,000	Cisco Systems Inc	928,840
	Construction & Engineering – 1.0%
62,000	AECOM, (2)	2,449,620
	Containers & Packaging – 1.0%
74,000	International Paper Co	2,683,980
	Diversified Financial Services – 0.8%
9,000	Berkshire Hathaway Inc, (2)	1,962,360

Shares	Description (1)	Value
	Diversified Telecommunication Services – 3.0%
165,000	AT&T Inc	$4,918,650
255,000	CenturyLink Inc	2,741,250
	Total Diversified Telecommunication Services	7,659,900
	Electrical Equipment – 2.0%
366,000	GrafTech International Ltd	2,437,560
27,000	Regal Beloit Corp	2,669,220
	Total Electrical Equipment	5,106,780
	Electronic Equipment, Instruments & Components – 1.7%
22,000	Arrow Electronics Inc, (2)	1,728,320
75,000	Jabil Inc	2,561,250
	Total Electronic Equipment, Instruments & Components	4,289,570
	Entertainment – 1.3%
23,000	Electronic Arts Inc, (2)	3,207,810
	Food & Staples Retailing – 2.1%
87,000	Kroger Co	3,104,160
93,000	Sprouts Farmers Market Inc, (2)	2,171,550
	Total Food & Staples Retailing	5,275,710
	Food Products – 1.2%
84,000	Kraft Heinz Co	2,943,360
	Health Care Providers & Services – 8.5%
4,900	AmerisourceBergen Corp	475,447
12,000	Anthem Inc	3,378,240
47,000	Cardinal Health Inc	2,385,720
18,000	Cigna Corp	3,192,660
60,000	CVS Health Corp	3,727,200
30,000	DaVita Inc, (2)	2,602,800
8,000	Humana Inc	3,321,360
17,000	McKesson Corp	2,608,480
	Total Health Care Providers & Services	21,691,907
	Hotels, Restaurants & Leisure – 1.0%
224,000	International Game Technology PLC, (2)	2,493,120
	Household Durables – 2.4%
145,000	Newell Brands Inc	2,317,100
13,000	Tempur Sealy International Inc, (2)	1,112,020
15,000	Whirlpool Corp	2,665,800
	Total Household Durables	6,094,920
	Independent Power & Renewable Electricity Producers – 1.1%
140,000	Vistra Corp	2,692,200

Nuveen Large Cap Value Fund (continued)
Portfolio of Investments    August 31, 2020
Shares	Description (1)	Value
	Industrial Conglomerates – 1.0%
20,000	Carlisle Cos Inc	$ 2,619,000
	Insurance – 4.3%
84,000	Aflac Inc	3,050,880
32,000	Allstate Corp	2,976,000
85,000	Assured Guaranty Ltd	1,823,250
80,000	MetLife Inc	3,076,800
	Total Insurance	10,926,930
	Interactive Media & Services – 2.6%
4,000	Alphabet Inc, (2)	6,518,120
	Internet & Direct Marketing Retail – 1.0%
48,000	eBay Inc	2,629,440
	IT Services – 3.5%
46,000	Cognizant Technology Solutions Corp	3,075,560
63,000	Genpact Ltd	2,657,340
5,000	International Business Machines Corp	616,550
12,000	VeriSign Inc, (2)	2,577,600
	Total IT Services	8,927,050
	Machinery – 1.2%
10,000	Crane Co	565,400
46,000	Timken Co	2,492,740
	Total Machinery	3,058,140
	Media – 2.0%
4,000	Charter Communications Inc, (2)	2,462,440
114,000	Discovery Inc, (2)	2,515,410
	Total Media	4,977,850
	Metals & Mining – 2.0%
25,000	Reliance Steel & Aluminum Co	2,621,750
88,000	Steel Dynamics Inc	2,597,760
	Total Metals & Mining	5,219,510
	Multiline Retail – 2.4%
12,000	Dollar General Corp	2,422,560
25,000	Target Corp	3,780,250
	Total Multiline Retail	6,202,810
	Oil, Gas & Consumable Fuels – 3.7%
102,000	CONSOL Energy Inc, (2)	527,340
63,000	EOG Resources Inc	2,856,420
151,000	EQT Corp, (2)	2,396,370
378,000	Gulfport Energy Corp, (2)	266,754
721,000	Kosmos Energy Ltd, (2)	1,059,870

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
429,000	Marathon Oil Corp, (2)	$ 2,265,120
	Total Oil, Gas & Consumable Fuels	9,371,874
	Personal Products – 1.0%
52,000	Nu Skin Enterprises Inc	2,458,040
	Pharmaceuticals – 6.3%
67,000	Bristol-Myers Squibb Co	4,167,400
21,000	Jazz Pharmaceuticals PLC, (2)	2,822,190
20,000	Johnson & Johnson	3,068,200
158,000	Pfizer Inc	5,970,820
	Total Pharmaceuticals	16,028,610
	Professional Services – 0.9%
31,000	ManpowerGroup Inc	2,272,610
	Real Estate Management & Development – 0.4%
23,000	CBRE Group Inc, (2)	1,081,690
	Semiconductors & Semiconductor Equipment – 2.2%
112,000	Intel Corp	5,706,400
	Software – 4.6%
12,000	Autodesk Inc, (2)	2,948,400
3,000	Citrix Systems Inc	435,600
88,000	Nuance Communications Inc, (2)	2,636,480
49,000	Oracle Corp	2,803,780
13,000	Synopsys Inc, (2)	2,876,900
	Total Software	11,701,160
	Specialty Retail – 5.2%
41,000	AutoNation Inc, (2)	2,331,260
26,000	Best Buy Co Inc	2,883,660
18,000	Home Depot Inc	5,130,720
19,000	Murphy USA Inc, (2)	2,562,340
5,000	Williams-Sonoma Inc	438,800
	Total Specialty Retail	13,346,780
	Technology Hardware, Storage & Peripherals – 3.4%
40,000	Dell Technologies Inc, (2)	2,643,200
158,000	HP Inc	3,088,900
58,000	NCR Corp, (2)	1,185,520
96,000	Xerox Holdings Corp	1,810,560
	Total Technology Hardware, Storage & Peripherals	8,728,180
	Thrifts & Mortgage Finance – 1.0%
280,000	MGIC Investment Corp	2,567,600

Nuveen Large Cap Value Fund (continued)
Portfolio of Investments    August 31, 2020
Shares	Description (1)	Value
	Tobacco – 3.1%
79,000	Altria Group Inc	$3,455,460
57,000	Philip Morris International Inc	4,548,030
	Total Tobacco	8,003,490
	Trading Companies & Distributors – 0.5%
73,000	Univar Solutions Inc, (2)	1,327,870
	Wireless Telecommunication Services – 1.0%
106,000	Telephone and Data Systems Inc	2,451,780
	Total Long-Term Investments (cost $236,420,655)	250,160,261

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.5%
	REPURCHASE AGREEMENTS – 1.5%
$ 3,980	Repurchase Agreement with Fixed Income Clearing Corporation dated 8/31/20, repurchase price $3,979,691, collateralized by $3,002,000 U.S. Treasury Bonds, 3.000%, due 2/15/49, value $4,059,311	0.000%	6/01/20	$ 3,979,691
	Total Short-Term Investments (cost $3,979,691)			3,979,691
	Total Investments (cost $240,400,346) – 99.7%			254,139,952
	Other Assets Less Liabilities – 0.3%			656,376
	Net Assets – 100%			$ 254,796,328
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Nuveen Large Cap Core Fund
Portfolio of Investments    August 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.8%
	COMMON STOCKS – 99.8%
	Air Freight & Logistics – 0.9%
44,000	XPO Logistics Inc, (2)	$ 3,883,880
	Banks – 0.9%
113,000	Popular Inc	4,185,520
	Biotechnology – 7.5%
71,000	AbbVie Inc	6,799,670
47,000	Alexion Pharmaceuticals Inc, (2)	5,368,340
25,000	Amgen Inc	6,333,000
19,000	Biogen Inc, (2)	5,465,160
8,000	Gilead Sciences Inc	534,000
40,000	United Therapeutics Corp, (2)	4,278,400
20,000	Vertex Pharmaceuticals Inc, (2)	5,582,400
	Total Biotechnology	34,360,970
	Capital Markets – 1.2%
15,000	S&P Global Inc	5,496,300
	Construction & Engineering – 0.9%
51,000	AECOM, (2)	2,015,010
49,000	Arcosa Inc	2,268,210
	Total Construction & Engineering	4,283,220
	Diversified Financial Services – 0.3%
7,000	Berkshire Hathaway Inc, (2)	1,526,280
	Diversified Telecommunication Services – 1.1%
450,000	CenturyLink Inc	4,837,500
	Electrical Equipment – 1.9%
653,000	GrafTech International Ltd	4,348,980
46,000	Regal Beloit Corp	4,547,560
	Total Electrical Equipment	8,896,540
	Electronic Equipment, Instruments & Components – 1.0%
132,000	Jabil Inc	4,507,800
	Entertainment – 2.0%
37,000	Electronic Arts Inc, (2)	5,160,390
429,000	Zynga Inc, (2)	3,886,740
	Total Entertainment	9,047,130

Nuveen Large Cap Core Fund (continued)
Portfolio of Investments    August 31, 2020
Shares	Description (1)	Value
	Food & Staples Retailing – 2.1%
141,000	Kroger Co	$5,030,880
186,000	Sprouts Farmers Market Inc, (2)	4,343,100
	Total Food & Staples Retailing	9,373,980
	Health Care Providers & Services – 7.5%
45,000	AmerisourceBergen Corp	4,366,350
20,000	Anthem Inc	5,630,400
80,000	Cardinal Health Inc	4,060,800
6,000	Cigna Corp	1,064,220
51,000	DaVita Inc, (2)	4,424,760
12,000	Humana Inc	4,982,040
6,000	McKesson Corp	920,640
28,000	UnitedHealth Group Inc	8,751,400
	Total Health Care Providers & Services	34,200,610
	Hotels, Restaurants & Leisure – 1.0%
393,000	International Game Technology PLC, (2)	4,374,090
	Household Durables – 1.4%
21,000	Tempur Sealy International Inc, (2)	1,796,340
26,000	Whirlpool Corp	4,620,720
	Total Household Durables	6,417,060
	Independent Power & Renewable Electricity Producers – 0.9%
225,000	Vistra Corp	4,326,750
	Industrial Conglomerates – 1.0%
35,000	Carlisle Cos Inc	4,583,250
	Insurance – 2.8%
53,000	Allstate Corp	4,929,000
126,000	Assured Guaranty Ltd	2,702,700
131,000	MetLife Inc	5,038,260
	Total Insurance	12,669,960
	Interactive Media & Services – 5.7%
7,000	Alphabet Inc, (2)	11,406,710
50,000	Facebook Inc, (2)	14,660,000
	Total Interactive Media & Services	26,066,710
	Internet & Direct Marketing Retail – 6.2%
5,000	Amazoncom Inc, (2)	17,254,800
3,000	Booking Holdings Inc, (2)	5,731,350
94,000	eBay Inc	5,149,320
	Total Internet & Direct Marketing Retail	28,135,470
	IT Services – 2.5%
2,000	GoDaddy Inc, (2)	167,360

Shares	Description (1)	Value
	IT Services (continued)
25,000	Mastercard Inc	$8,954,750
9,000	PayPal Holdings Inc, (2)	1,837,260
2,000	Visa Inc	423,980
	Total IT Services	11,383,350
	Machinery – 0.8%
104,000	Gates Industrial Corp PLC, (2)	1,174,160
50,000	Timken Co	2,709,500
	Total Machinery	3,883,660
	Media – 1.6%
64,000	AMC Networks Inc, (2)	1,554,560
3,000	Charter Communications Inc, (2)	1,846,830
170,000	Discovery Inc, (2)	3,751,050
	Total Media	7,152,440
	Metals & Mining – 1.9%
43,000	Reliance Steel & Aluminum Co	4,509,410
148,000	Steel Dynamics Inc	4,368,960
	Total Metals & Mining	8,878,370
	Multiline Retail – 2.2%
22,000	Dollar General Corp	4,441,360
37,000	Target Corp	5,594,770
	Total Multiline Retail	10,036,130
	Oil, Gas & Consumable Fuels – 1.7%
5,000	Diamondback Energy Inc	194,800
264,000	EQT Corp, (2)	4,189,680
1,047,000	Extraction Oil & Gas Inc, (2)	86,849
523,000	Gulfport Energy Corp, (2)	369,081
279,000	Kosmos Energy Ltd, (2)	410,130
80,000	Marathon Oil Corp, (2)	422,400
400,000	WPX Energy Inc, (2)	2,224,000
	Total Oil, Gas & Consumable Fuels	7,896,940
	Personal Products – 1.4%
42,000	Herbalife Nutrition Ltd, (2)	2,064,300
92,000	Nu Skin Enterprises Inc	4,348,840
	Total Personal Products	6,413,140
	Pharmaceuticals – 2.7%
42,000	Eli Lilly and Co	6,232,380
37,000	Jazz Pharmaceuticals PLC, (2)	4,972,430
8,000	Johnson & Johnson	1,227,280
	Total Pharmaceuticals	12,432,090

Nuveen Large Cap Core Fund (continued)
Portfolio of Investments    August 31, 2020
Shares	Description (1)	Value
	Professional Services – 1.0%
60,000	ManpowerGroup Inc	$ 4,398,600
	Real Estate Management & Development – 0.3%
28,000	CBRE Group Inc, (2)	1,316,840
	Semiconductors & Semiconductor Equipment – 0.8%
75,000	Intel Corp	3,821,250
	Software – 15.3%
10,000	Adobe Inc, (2)	5,133,900
22,000	Autodesk Inc, (2)	5,405,400
33,000	Citrix Systems Inc	4,791,600
33,000	Fortinet Inc, (2)	4,356,165
17,000	Intuit Inc	5,871,630
127,000	Microsoft Corp	28,642,310
164,000	Nuance Communications Inc, (2)	4,913,440
108,000	Oracle Corp	6,179,760
32,000	VMware Inc, (2)	4,622,080
	Total Software	69,916,285
	Specialty Retail – 7.3%
16,000	AutoNation Inc, (2)	909,760
44,000	Best Buy Co Inc	4,880,040
85,000	Dick's Sporting Goods Inc	4,600,200
31,000	Home Depot Inc	8,836,240
40,000	Lowe's Cos Inc	6,587,600
33,000	Murphy USA Inc, (2)	4,450,380
35,000	Williams-Sonoma Inc	3,071,600
	Total Specialty Retail	33,335,820
	Technology Hardware, Storage & Peripherals – 9.7%
268,000	Apple Inc	34,582,720
75,000	Dell Technologies Inc, (2)	4,956,000
251,000	HP Inc	4,907,050
	Total Technology Hardware, Storage & Peripherals	44,445,770
	Thrifts & Mortgage Finance – 1.0%
490,000	MGIC Investment Corp	4,493,300
	Tobacco – 1.3%
134,000	Altria Group Inc	5,861,160
	Trading Companies & Distributors – 1.0%
246,000	Univar Solutions Inc, (2)	4,474,740

Shares	Description (1)	Value
	Wireless Telecommunication Services – 1.0%
196,000	Telephone and Data Systems Inc	$ 4,533,480
	Total Long-Term Investments (cost $346,477,192)	455,846,385

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.3%
	REPURCHASE AGREEMENTS – 0.3%
$ 1,299	Repurchase Agreement with Fixed Income Clearing Corporation dated 8/31/20, repurchase price $1,298,793, collateralized by $998,300 U.S. Treasury Bonds, 6.875% due 8/15/25, value $1,324,835	0.000%	9/01/20	$ 1,298,793
	Total Short-Term Investments (cost $1,298,793)			1,298,793
	Total Investments (cost $347,775,985) – 100.1%			457,145,178
	Other Assets Less Liabilities – (0.1)%			(580,621)
	Net Assets – 100%			$ 456,564,557
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Nuveen Large Cap Growth Fund
Portfolio of Investments    August 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.1%
	COMMON STOCKS – 99.1%
	Air Freight & Logistics – 1.1%
30,000	XPO Logistics Inc, (2)	$ 2,648,100
	Biotechnology – 6.9%
50,000	AbbVie Inc	4,788,500
24,000	Alexion Pharmaceuticals Inc, (2)	2,741,280
6,000	Amgen Inc	1,519,920
10,000	Biogen Inc, (2)	2,876,400
23,000	Exelixis Inc, (2)	511,060
23,000	Gilead Sciences Inc	1,535,250
12,000	Vertex Pharmaceuticals Inc, (2)	3,349,440
	Total Biotechnology	17,321,850
	Capital Markets – 0.8%
31,000	Evercore Inc	1,918,280
	Construction & Engineering – 1.0%
49,000	Quanta Services Inc	2,511,250
	Containers & Packaging – 0.9%
59,000	International Paper Co	2,139,930
	Electronic Equipment, Instruments & Components – 2.1%
73,000	Jabil Inc	2,492,950
10,000	Zebra Technologies Corp, (2)	2,865,300
	Total Electronic Equipment, Instruments & Components	5,358,250
	Entertainment – 0.9%
252,000	Zynga Inc, (2)	2,283,120
	Food & Staples Retailing – 1.0%
106,000	Sprouts Farmers Market Inc, (2)	2,475,100
	Health Care Providers & Services – 7.4%
26,000	AmerisourceBergen Corp	2,522,780
4,000	Anthem Inc	1,126,080
18,000	Cardinal Health Inc	913,680
14,000	Cigna Corp	2,483,180
7,000	Humana Inc	2,906,190
15,000	McKesson Corp	2,301,600

Shares	Description (1)	Value
	Health Care Providers & Services (continued)
20,000	UnitedHealth Group Inc	$ 6,251,000
	Total Health Care Providers & Services	18,504,510
	Household Durables – 1.0%
30,000	Tempur Sealy International Inc, (2)	2,566,200
	Industrial Conglomerates – 1.0%
19,000	Carlisle Cos Inc	2,488,050
	Interactive Media & Services – 8.9%
6,000	Alphabet Inc, (2)	9,777,180
43,000	Facebook Inc, (2)	12,607,600
	Total Interactive Media & Services	22,384,780
	Internet & Direct Marketing Retail – 9.6%
5,000	Amazoncom Inc, (2)	17,254,800
2,000	Booking Holdings Inc, (2)	3,820,900
54,000	eBay Inc	2,958,120
	Total Internet & Direct Marketing Retail	24,033,820
	IT Services – 3.6%
11,000	FleetCor Technologies Inc, (2)	2,765,950
33,000	GoDaddy Inc, (2)	2,761,440
6,000	PayPal Holdings Inc, (2)	1,224,840
9,000	VeriSign Inc, (2)	1,933,200
1,000	Visa Inc	211,990
	Total IT Services	8,897,420
	Leisure Products – 1.0%
24,000	Polaris Inc	2,424,960
	Life Sciences Tools & Services – 0.6%
24,000	Syneos Health Inc, (2)	1,514,400
	Media – 2.6%
95,000	Altice USA Inc, (2)	2,620,100
75,000	AMC Networks Inc, (2)	1,821,750
110,000	Interpublic Group of Cos Inc	1,953,600
	Total Media	6,395,450
	Metals & Mining – 0.9%
80,000	Steel Dynamics Inc	2,361,600
	Multiline Retail – 1.0%
16,000	Target Corp	2,419,360
	Oil, Gas & Consumable Fuels – 1.0%
43,000	Diamondback Energy Inc	1,675,280

Nuveen Large Cap Growth Fund (continued)
Portfolio of Investments    August 31, 2020
Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
55,000	EQT Corp, (2)	$872,850
40,000	Gulfport Energy Corp, (2)	28,228
	Total Oil, Gas & Consumable Fuels	2,576,358
	Personal Products – 0.4%
23,000	Herbalife Nutrition Ltd, (2)	1,130,450
	Pharmaceuticals – 2.8%
29,000	Eli Lilly and Co	4,303,310
20,000	Jazz Pharmaceuticals PLC, (2)	2,687,800
	Total Pharmaceuticals	6,991,110
	Road & Rail – 0.3%
5,000	JB Hunt Transport Services Inc	702,700
	Semiconductors & Semiconductor Equipment – 0.7%
1,000	Broadcom Inc	347,150
11,000	QUALCOMM Inc	1,310,100
2,000	Teradyne Inc	169,940
	Total Semiconductors & Semiconductor Equipment	1,827,190
	Software – 20.3%
7,000	Adobe Inc, (2)	3,593,730
12,000	Autodesk Inc, (2)	2,948,400
6,000	Cadence Design Systems Inc, (2)	665,460
18,000	Citrix Systems Inc	2,613,600
24,000	Dropbox Inc, (2)	508,080
21,000	Fortinet Inc, (2)	2,772,105
11,000	Intuit Inc	3,799,290
119,000	Microsoft Corp	26,838,070
71,000	Oracle Corp	4,062,620
2,000	Synopsys Inc, (2)	442,600
17,000	VMware Inc, (2)	2,455,480
	Total Software	50,699,435
	Specialty Retail – 3.7%
23,000	Best Buy Co Inc	2,550,930
26,000	Lowe's Cos Inc	4,281,940
28,000	Williams-Sonoma Inc	2,457,280
	Total Specialty Retail	9,290,150
	Technology Hardware, Storage & Peripherals – 16.2%
256,000	Apple Inc	33,034,240
40,000	Dell Technologies Inc, (2)	2,643,200
125,000	HP Inc	2,443,750

Shares	Description (1)	Value
	Technology Hardware, Storage & Peripherals (continued)
121,000	NCR Corp, (2)	$ 2,473,240
	Total Technology Hardware, Storage & Peripherals	40,594,430
	Textiles, Apparel & Luxury Goods – 0.1%
14,000	Hanesbrands Inc	214,060
	Tobacco – 1.3%
72,000	Altria Group Inc	3,149,280
	Total Long-Term Investments (cost $147,113,757)	247,821,593

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.4%
	REPURCHASE AGREEMENTS – 1.4%
$ 3,422	Repurchase Agreement with Fixed Income Clearing Corporation dated 8/31/20, repurchase price $3,421,647, collateralized by $2,581,100, U.S. Treasury Bonds 3.000%, due 2/15/49, value $3,490,169	0.000%	9/01/20	$ 3,421,647
	Total Short-Term Investments (cost $3,421,647)			3,421,647
	Total Investments (cost $150,535,404) – 100.5%			251,243,240
	Other Assets Less Liabilities – (0.5)%			(1,200,271)
	Net Assets – 100%			$ 250,042,969
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
See accompanying notes to financial statements.

Nuveen Equity Long/Short Fund
Portfolio of Investments    August 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 121.3%
	COMMON STOCKS – 121.3%
	Air Freight & Logistics – 2.2%
20,300	CH Robinson Worldwide Inc	$1,995,490
22,400	XPO Logistics Inc, (2)	1,977,248
	Total Air Freight & Logistics	3,972,738
	Banks – 0.8%
37,000	Popular Inc	1,370,480
	Biotechnology – 6.7%
12,500	AbbVie Inc	1,197,126
17,600	Alexion Pharmaceuticals Inc, (2)	2,010,272
9,800	Amgen Inc	2,482,536
7,100	Biogen Inc, (2)	2,042,244
18,400	United Therapeutics Corp, (2)	1,968,064
7,800	Vertex Pharmaceuticals Inc, (2)	2,177,136
	Total Biotechnology	11,877,378
	Building Products – 1.1%
29,400	Owens Corning	1,988,616
	Capital Markets – 6.4%
12,300	Ameriprise Financial Inc	1,928,640
10,600	Goldman Sachs Group Inc	2,171,622
23,500	LPL Financial Holdings Inc	1,930,760
3,150	MarketAxess Holdings Inc	1,530,711
34,000	Morgan Stanley	1,776,840
76,000	Virtu Financial Inc	1,963,080
	Total Capital Markets	11,301,653
	Commercial Services & Supplies – 1.2%
6,400	Cintas Corp	2,132,736
	Communications Equipment – 1.1%
33,800	Ciena Corp, (2)	1,918,826
	Construction & Engineering – 2.3%
52,000	AECOM, (2)	2,054,520
39,000	Quanta Services Inc	1,998,750
	Total Construction & Engineering	4,053,270
	Construction Materials – 1.1%
24,200	Eagle Materials Inc, (2)	1,978,834

Shares	Description (1)	Value
	Containers & Packaging – 1.1%
37,500	Berry Global Group Inc, (2)	$ 1,932,750
	Diversified Consumer Services – 0.8%
14,200	Grand Canyon Education Inc, (2)	1,335,368
	Diversified Telecommunication Services – 0.6%
100,000	CenturyLink Inc	1,075,000
	Electrical Equipment – 2.7%
114,000	GrafTech International Ltd	759,240
13,700	Hubbell Inc	1,985,404
20,200	Regal Beloit Corp	1,996,972
	Total Electrical Equipment	4,741,616
	Electronic Equipment, Instruments & Components – 2.6%
16,000	Arrow Electronics Inc, (2)	1,256,960
41,000	Jabil Inc	1,400,150
15,100	SYNNEX Corp, (2)	1,919,965
	Total Electronic Equipment, Instruments & Components	4,577,075
	Entertainment – 2.2%
14,400	Electronic Arts Inc, (2)	2,008,368
216,000	Zynga Inc, (2)	1,956,960
	Total Entertainment	3,965,328
	Food & Staples Retailing – 1.1%
83,000	Sprouts Farmers Market Inc, (2)	1,938,050
	Food Products – 1.2%
59,000	Kraft Heinz Co	2,067,360
	Health Care Equipment & Supplies – 1.0%
30,000	Hologic Inc, (2)	1,791,600
	Health Care Providers & Services – 6.8%
19,200	AmerisourceBergen Corp	1,862,976
6,400	Cigna Corp	1,135,168
21,700	DaVita Inc, (2)	1,882,692
5,200	Humana Inc	2,158,884
12,000	McKesson Corp	1,841,280
10,000	UnitedHealth Group Inc	3,125,500
	Total Health Care Providers & Services	12,006,500
	Hotels, Restaurants & Leisure – 1.5%
151,000	International Game Technology PLC, (2)	1,680,630
32,000	Wyndham Destinations Inc	927,680
	Total Hotels, Restaurants & Leisure	2,608,310

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    August 31, 2020
Shares	Description (1)	Value
	Household Durables – 3.9%
25,500	DR Horton Inc	$1,819,935
72,000	Newell Brands Inc	1,150,560
22,900	Tempur Sealy International Inc, (2)	1,958,866
10,800	Whirlpool Corp	1,919,376
	Total Household Durables	6,848,737
	Household Products – 2.1%
35,200	Energizer Holdings Inc	1,629,408
33,500	Spectrum Brands Holdings Inc	1,996,600
	Total Household Products	3,626,008
	Independent Power & Renewable Electricity Producers – 1.0%
95,000	Vistra Corp	1,826,850
	Industrial Conglomerates – 1.0%
13,200	Carlisle Cos Inc	1,728,540
	Insurance – 0.5%
25,000	MetLife Inc	961,500
	Interactive Media & Services – 5.2%
2,815	Alphabet Inc, (2)	4,587,127
15,900	Facebook Inc, (2)	4,661,880
	Total Interactive Media & Services	9,249,007
	Internet & Direct Marketing Retail – 6.1%
1,510	Amazoncom Inc, (2)	5,210,949
1,175	Booking Holdings Inc, (2)	2,244,779
37,500	eBay Inc	2,054,250
115,000	Qurate Retail Inc, (2)	1,270,750
	Total Internet & Direct Marketing Retail	10,780,728
	IT Services – 4.5%
21,000	Booz Allen Hamilton Holding Corp	1,849,260
5,000	FleetCor Technologies Inc, (2)	1,257,250
39,000	Genpact Ltd	1,645,020
8,900	Mastercard Inc	3,187,891
	Total IT Services	7,939,421
	Leisure Products – 1.1%
18,800	Polaris Inc	1,899,552
	Life Sciences Tools & Services – 1.1%
30,000	Syneos Health Inc, (2)	1,893,000
	Machinery – 2.0%
139,000	Gates Industrial Corp PLC, (2)	1,569,310

Shares	Description (1)	Value
	Machinery (continued)
36,000	Timken Co	$ 1,950,840
	Total Machinery	3,520,150
	Metals & Mining – 1.1%
19,300	Reliance Steel & Aluminum Co	2,023,991
	Multiline Retail – 2.5%
10,700	Dollar General Corp	2,160,116
14,600	Target Corp	2,207,666
	Total Multiline Retail	4,367,782
	Oil, Gas & Consumable Fuels – 4.1%
174,000	Antero Midstream Corp	1,177,980
252,000	Antero Resources Corp, (2)	811,440
50,500	Cimarex Energy Co	1,402,890
30,600	Diamondback Energy Inc	1,192,176
77,000	EQT Corp, (2)	1,221,990
52,000	Equitrans Midstream Corp	534,560
157,000	WPX Energy Inc, (2)	872,920
	Total Oil, Gas & Consumable Fuels	7,213,956
	Personal Products – 2.1%
38,400	Herbalife Nutrition Ltd, (2)	1,887,360
38,500	Nu Skin Enterprises Inc	1,819,895
	Total Personal Products	3,707,255
	Pharmaceuticals – 3.8%
8,000	Eli Lilly and Co	1,187,120
15,200	Jazz Pharmaceuticals PLC, (2)	2,042,728
23,000	Johnson & Johnson	3,528,430
	Total Pharmaceuticals	6,758,278
	Professional Services – 0.8%
18,800	ManpowerGroup Inc	1,378,228
	Road & Rail – 2.1%
11,000	Kansas City Southern	2,002,440
60,000	Schneider National Inc	1,623,600
	Total Road & Rail	3,626,040
	Semiconductors & Semiconductor Equipment – 2.5%
15,700	Qorvo Inc, (2)	2,013,839
19,800	QUALCOMM Inc	2,358,180
	Total Semiconductors & Semiconductor Equipment	4,372,019
	Software – 12.1%
8,600	Autodesk Inc, (2)	2,113,020
19,100	Cadence Design Systems Inc, (2)	2,118,381

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    August 31, 2020
Shares	Description (1)	Value
	Software (continued)
9,100	Citrix Systems Inc	$1,321,320
93,000	Dropbox Inc, (2)	1,968,810
4,300	Fair Isaac Corp, (2)	1,809,397
4,700	Intuit Inc	1,623,333
37,200	Microsoft Corp	8,389,716
69,000	Nuance Communications Inc, (2)	2,067,240
	Total Software	21,411,217
	Specialty Retail – 6.2%
34,000	AutoNation Inc, (2)	1,933,240
18,400	Best Buy Co Inc	2,040,744
37,000	Dick's Sporting Goods Inc	2,002,440
11,000	Home Depot Inc	3,135,440
20,700	Williams-Sonoma Inc	1,816,632
	Total Specialty Retail	10,928,496
	Technology Hardware, Storage & Peripherals – 7.8%
78,200	Apple Inc	10,090,928
33,500	Dell Technologies Inc, (2)	2,213,680
76,000	NCR Corp, (2)	1,553,440
	Total Technology Hardware, Storage & Peripherals	13,858,048
	Tobacco – 0.9%
36,300	Altria Group Inc	1,587,762
	Trading Companies & Distributors – 0.9%
91,000	Univar Solutions Inc, (2)	1,655,290
	Wireless Telecommunication Services – 1.4%
69,000	Telephone and Data Systems Inc	1,595,970
24,100	United States Cellular Corp, (2)	876,758
	Total Wireless Telecommunication Services	2,472,728
	Total Long-Term Investments (cost $163,384,015)	214,268,071

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 26.1%
	REPURCHASE AGREEMENTS – 26.1%
$ 46,120	Repurchase Agreement with Fixed Income Clearing Corporation dated 8/31/20, repurchase price $46,119,743, collateralized by $47,094,800 U.S. Treasury Notes 0.250%, due 7/31/25, value $47,042,176	0.000%	9/01/20	$ 46,119,743
	Total Short-Term Investments (cost $46,119,743)			46,119,743
	Total Investments (cost $209,503,758) – 147.4%			260,387,814

Shares	Description (1)	Value
	COMMON STOCKS SOLD SHORT – (51.8)% (3)
	Aerospace & Defense – (2.8)%
(2,850)	Boeing Co, (2)	$(489,687)
(19,300)	BWX Technologies Inc	(1,073,273)
(11,000)	HEICO Corp	(1,209,120)
(61,000)	Howmet Aerospace Inc, (2)	(1,068,720)
(14,800)	Mercury Systems Inc, (2)	(1,120,952)
	Total Aerospace & Defense	(4,961,752)
	Airlines – (0.4)%
(53,000)	American Airlines Group Inc, (2)	(691,650)
	Banks – (1.0)%
(10,000)	Cullen/Frost Bankers Inc	(694,600)
(93,000)	Umpqua Holdings Corp	(1,049,040)
	Total Banks	(1,743,640)
	Beverages – (0.6)%
(10,600)	Coca-Cola Co	(525,018)
(3,900)	PepsiCo Inc	(546,234)
	Total Beverages	(1,071,252)
	Biotechnology – (0.3)%
(8,100)	Exact Sciences Corp, (2)	(609,849)
	Capital Markets – (2.1)%
(23,500)	Apollo Global Management Inc	(1,101,445)
(27,000)	Ares Management Corp	(1,092,150)
(31,500)	Carlyle Group Inc	(813,015)
(4,000)	CME Group Inc	(703,480)
	Total Capital Markets	(3,710,090)
	Chemicals – (1.4)%
(1,800)	Air Products and Chemicals Inc	(526,068)
(10,800)	Albemarle Corp	(982,908)
(45,800)	Valvoline Inc	(934,320)
	Total Chemicals	(2,443,296)
	Commercial Services & Supplies – (1.1)%
(6,700)	Copart Inc, (2)	(692,244)
(18,700)	Stericycle Inc, (2)	(1,198,857)
	Total Commercial Services & Supplies	(1,891,101)
	Construction & Engineering – (0.3)%
(6,000)	Jacobs Engineering Group Inc	(541,620)

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    August 31, 2020
Shares	Description (1)	Value
	Consumer Finance – (1.4)%
(10,100)	American Express Co	$(1,026,059)
(1,100)	Credit Acceptance Corp, (2)	(425,480)
(61,000)	Santander Consumer USA Holdings Inc	(1,049,810)
	Total Consumer Finance	(2,501,349)
	Containers & Packaging – (0.7)%
(14,700)	Ball Corp	(1,181,439)
	Diversified Telecommunication Services – (0.6)%
(13,100)	GCI Liberty Inc, (2)	(1,058,218)
	Electric Utilities – (2.9)%
(20,500)	Edison International	(1,075,840)
(11,700)	Eversource Energy	(1,002,807)
(38,000)	FirstEnergy Corp	(1,086,420)
(16,500)	Southern Co	(860,970)
(16,000)	Xcel Energy Inc	(1,111,600)
	Total Electric Utilities	(5,137,637)
	Electronic Equipment, Instruments & Components – (0.4)%
(6,400)	CDW Corp/DE	(727,360)
	Entertainment – (2.6)%
(27,000)	Liberty Media Corp-Liberty Formula One, (2)	(1,052,460)
(20,000)	Live Nation Entertainment Inc, (2)	(1,136,000)
(7,000)	Madison Square Garden Sports Corp, (2)	(1,148,000)
(4,300)	Roku Inc, (2)	(745,964)
(12,000)	World Wrestling Entertainment Inc	(528,840)
	Total Entertainment	(4,611,264)
	Food & Staples Retailing – (0.3)%
(10,000)	Sysco Corp	(601,400)
	Food Products – (2.1)%
(3,900)	Beyond Meat Inc, (2)	(529,815)
(25,200)	Bunge Ltd	(1,149,624)
(22,300)	Hormel Foods Corp	(1,136,854)
(4,700)	McCormick & Co Inc/MD	(969,140)
	Total Food Products	(3,785,433)
	Gas Utilities – (0.4)%
(6,500)	Atmos Energy Corp	(648,830)

Shares	Description (1)	Value
	Health Care Equipment & Supplies – (3.9)%
(2,700)	Align Technology Inc, (2)	$(801,846)
(3,700)	Cooper Cos Inc	(1,163,206)
(1,350)	Intuitive Surgical Inc, (2)	(986,634)
(10,500)	Novocure Ltd, (2)	(868,875)
(5,000)	Penumbra Inc, (2)	(1,045,750)
(4,400)	Stryker Corp	(871,904)
(6,500)	Varian Medical Systems Inc, (2)	(1,128,855)
	Total Health Care Equipment & Supplies	(6,867,070)
	Health Care Providers & Services – (0.5)%
(9,500)	Guardant Health Inc, (2)	(907,250)
	Health Care Technology – (0.6)%
(76,000)	Change Healthcare Inc, (2)	(1,075,400)
	Hotels, Restaurants & Leisure – (2.3)%
(27,000)	Aramark	(744,120)
(8,400)	Darden Restaurants Inc, (2)	(728,028)
(22,000)	Las Vegas Sands Corp, (2)	(1,115,620)
(7,200)	Marriott International Inc/MD, (2)	(740,952)
(8,400)	Starbucks Corp	(709,548)
	Total Hotels, Restaurants & Leisure	(4,038,268)
	Insurance – (2.5)%
(1,950)	Alleghany Corp, (2)	(1,081,392)
(5,500)	Aon PLC	(1,099,945)
(13,100)	Cincinnati Financial Corp	(1,040,271)
(18,000)	W R Berkley Corp	(1,116,900)
	Total Insurance	(4,338,508)
	Interactive Media & Services – (0.9)%
(46,000)	TripAdvisor Inc, (2)	(1,075,020)
(6,000)	Zillow Group Inc, (2)	(514,560)
	Total Interactive Media & Services	(1,589,580)
	IT Services – (1.8)%
(7,400)	Fidelity National Information Services Inc	(1,116,290)
(8,600)	Fiserv Inc, (2)	(856,388)
(68,000)	Switch Inc	(1,169,600)
	Total IT Services	(3,142,278)
	Leisure Products – (0.4)%
(9,000)	Hasbro Inc	(710,460)
	Life Sciences Tools & Services – (0.5)%
(23,000)	Adaptive Biotechnologies Corp, (2)	(957,030)

Nuveen Equity Long/Short Fund (continued)
Portfolio of Investments    August 31, 2020
Shares	Description (1)	Value
	Machinery – (1.1)%
(12,400)	Graco Inc	$(719,448)
(16,000)	Toro Co	(1,204,480)
	Total Machinery	(1,923,928)
	Multiline Retail – (0.3)%
(5,700)	Ollie's Bargain Outlet Holdings Inc, (2)	(544,578)
	Multi-Utilities – (2.4)%
(9,000)	Ameren Corp	(711,990)
(11,700)	Consolidated Edison Inc	(834,678)
(11,000)	Dominion Energy Inc	(862,840)
(7,500)	Sempra Energy	(927,375)
(9,600)	WEC Energy Group Inc	(903,168)
	Total Multi-Utilities	(4,240,051)
	Oil, Gas & Consumable Fuels – (0.9)%
(17,600)	Hess Corp	(810,304)
(26,500)	ONEOK Inc	(728,220)
	Total Oil, Gas & Consumable Fuels	(1,538,524)
	Pharmaceuticals – (0.6)%
(38,800)	Elanco Animal Health Inc, (2)	(1,127,528)
	Professional Services – (0.5)%
(5,650)	Equifax Inc	(950,726)
	Road & Rail – (1.5)%
(2,550)	AMERCO, (2)	(904,969)
(31,000)	Lyft Inc, (2)	(919,770)
(23,800)	Uber Technologies Inc, (2)	(800,394)
	Total Road & Rail	(2,625,133)
	Semiconductors & Semiconductor Equipment – (1.3)%
(9,000)	First Solar Inc, (2)	(689,310)
(2,600)	Monolithic Power Systems Inc	(694,538)
(4,500)	SolarEdge Technologies Inc, (2)	(995,175)
	Total Semiconductors & Semiconductor Equipment	(2,379,023)
	Software – (3.4)%
(9,000)	Anaplan Inc, (2)	(551,250)
(76,500)	FireEye Inc, (2)	(1,123,020)
(9,800)	Guidewire Software Inc, (2)	(1,100,638)
(16,000)	Medallia Inc, (2)	(579,040)
(43,000)	Nutanix Inc, (2)	(1,234,530)
(34,500)	Pluralsight Inc, (2)	(660,330)
(2,900)	Workday Inc, (2)	(695,159)
	Total Software	(5,943,967)

Shares	Description (1)	Value
	Specialty Retail – (1.7)%
(8,400)	Five Below Inc, (2)	$(919,380)
(12,400)	Ross Stores Inc, (2)	(1,129,392)
(16,500)	TJX Cos Inc, (2)	(904,035)
	Total Specialty Retail	(2,952,807)
	Textiles, Apparel & Luxury Goods – (1.8)%
(12,100)	Columbia Sportswear Co, (2)	(1,035,397)
(36,000)	Skechers USA Inc, (2)	(1,074,600)
(16,700)	VF Corp	(1,098,025)
	Total Textiles, Apparel & Luxury Goods	(3,208,022)
	Thrifts & Mortgage Finance – (0.6)%
(3,300)	LendingTree Inc, (2)	(1,019,502)
	Trading Companies & Distributors – (0.3)%
(11,000)	Fastenal Co	(537,460)
	Water Utilities – (0.6)%
(24,100)	Essential Utilities Inc	(1,024,250)
	Total Common Stocks Sold Short (proceeds $84,999,213)	(91,558,523)
	Other Assets Less Liabilities – 4.4%	7,818,559
	Net Assets – 100%	$ 176,647,850
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $140,054,867 have been pledged as collateral for Common Stocks Sold Short.
See accompanying notes to financial statements.

Nuveen Equity Market Neutral Fund
Portfolio of Investments    August 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 82.2%
	COMMON STOCKS – 82.2%
	Automobiles – 0.7%
17,000	Thor Industries Inc	$ 1,605,310
	Banks – 1.6%
77,000	Citizens Financial Group Inc	1,991,990
54,000	Popular Inc	2,000,160
	Total Banks	3,992,150
	Biotechnology – 3.6%
21,000	Alexion Pharmaceuticals Inc, (2)	2,398,620
8,000	Biogen Inc, (2)	2,301,120
81,000	Exelixis Inc, (2)	1,799,820
21,000	United Therapeutics Corp, (2)	2,246,160
	Total Biotechnology	8,745,720
	Capital Markets – 0.5%
56,000	Franklin Resources Inc	1,179,360
	Commercial Services & Supplies – 0.6%
25,000	Clean Harbors Inc, (2)	1,527,500
	Construction & Engineering – 2.6%
54,000	AECOM, (2)	2,133,540
46,000	Arcosa Inc	2,129,340
39,000	Quanta Services Inc	1,998,750
	Total Construction & Engineering	6,261,630
	Diversified Telecommunication Services – 0.9%
194,000	CenturyLink Inc	2,085,500
	Electric Utilities – 0.8%
221,000	PG&E Corp, (2)	2,046,460
	Electrical Equipment – 2.6%
18,000	Acuity Brands Inc	1,967,220
323,000	GrafTech International Ltd	2,151,180
22,000	Regal Beloit Corp	2,174,920
	Total Electrical Equipment	6,293,320
	Electronic Equipment, Instruments & Components – 3.5%
29,000	Arrow Electronics Inc, (2)	2,278,240
78,000	Avnet Inc	2,145,780

Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components (continued)
63,000	Jabil Inc	$2,151,450
16,000	SYNNEX Corp, (2)	2,034,400
	Total Electronic Equipment, Instruments & Components	8,609,870
	Energy Equipment & Services – 0.7%
467,000	Patterson-UTI Energy Inc	1,797,950
	Entertainment – 0.8%
204,000	Zynga Inc, (2)	1,848,240
	Food & Staples Retailing – 0.9%
91,000	Sprouts Farmers Market Inc, (2)	2,124,850
	Health Care Providers & Services – 6.8%
21,000	AmerisourceBergen Corp	2,037,630
8,000	Anthem Inc	2,252,160
36,000	Cardinal Health Inc	1,827,360
24,000	DaVita Inc, (2)	2,082,240
5,000	Humana Inc	2,075,850
14,000	McKesson Corp	2,148,160
105,000	MEDNAX Inc, (2)	1,950,900
7,000	UnitedHealth Group Inc	2,187,850
	Total Health Care Providers & Services	16,562,150
	Hotels, Restaurants & Leisure – 1.6%
172,000	International Game Technology PLC, (2)	1,914,360
65,000	Wyndham Destinations Inc	1,884,350
	Total Hotels, Restaurants & Leisure	3,798,710
	Household Durables – 3.5%
21,000	Mohawk Industries Inc, (2)	1,938,930
133,000	Newell Brands Inc	2,125,340
26,000	Tempur Sealy International Inc, (2)	2,224,040
12,000	Whirlpool Corp	2,132,640
	Total Household Durables	8,420,950
	Household Products – 1.8%
45,000	Energizer Holdings Inc	2,083,050
37,000	Spectrum Brands Holdings Inc	2,205,200
	Total Household Products	4,288,250
	Independent Power & Renewable Electricity Producers – 0.9%
110,000	Vistra Corp	2,115,300
	Industrial Conglomerates – 0.9%
17,000	Carlisle Cos Inc	2,226,150

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    August 31, 2020
Shares	Description (1)	Value
	Insurance – 1.4%
67,000	Assured Guaranty Ltd	$1,437,150
52,000	MetLife Inc	1,999,920
	Total Insurance	3,437,070
	Interactive Media & Services – 0.8%
7,000	Facebook Inc, (2)	2,052,400
	Internet & Direct Marketing Retail – 1.8%
40,000	eBay Inc	2,191,200
204,000	Qurate Retail Inc, (2)	2,254,200
	Total Internet & Direct Marketing Retail	4,445,400
	IT Services – 0.8%
24,000	GoDaddy Inc, (2)	2,008,320
	Leisure Products – 0.9%
21,000	Polaris Inc	2,121,840
	Life Sciences Tools & Services – 0.9%
34,000	Syneos Health Inc, (2)	2,145,400
	Machinery – 2.6%
38,000	Crane Co	2,148,520
186,000	Gates Industrial Corp PLC, (2)	2,099,940
37,000	Timken Co	2,005,030
	Total Machinery	6,253,490
	Media – 2.6%
80,000	Altice USA Inc, (2)	2,206,400
83,000	AMC Networks Inc, (2)	2,016,071
97,000	Discovery Inc, (2)	2,140,305
	Total Media	6,362,776
	Metals & Mining – 1.7%
20,000	Reliance Steel & Aluminum Co	2,097,400
69,000	Steel Dynamics Inc	2,036,880
	Total Metals & Mining	4,134,280
	Multiline Retail – 0.9%
14,000	Target Corp	2,116,940
	Oil, Gas & Consumable Fuels – 6.8%
297,000	Antero Midstream Corp	2,010,690
510,000	Antero Resources Corp, (2)	1,642,200
2,326,000	Centennial Resource Development Inc/DE, (2)	1,689,141
61,000	Cimarex Energy Co	1,694,580
54,000	Diamondback Energy Inc	2,103,840
1,303,000	Kosmos Energy Ltd, (2)	1,915,410

Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
350,000	Marathon Oil Corp, (2)	$1,848,000
151,000	Murphy Oil Corp	2,074,740
302,000	WPX Energy Inc, (2)	1,679,120
	Total Oil, Gas & Consumable Fuels	16,657,721
	Paper & Forest Products – 0.9%
75,000	Domtar Corp, (2)	2,139,000
	Personal Products – 1.7%
40,000	Herbalife Nutrition Ltd, (2)	1,966,000
45,000	Nu Skin Enterprises Inc	2,127,150
	Total Personal Products	4,093,150
	Pharmaceuticals – 1.1%
4,000	Eli Lilly and Co	593,560
15,000	Jazz Pharmaceuticals PLC, (2)	2,015,850
	Total Pharmaceuticals	2,609,410
	Professional Services – 0.9%
30,000	ManpowerGroup Inc	2,199,300
	Road & Rail – 0.9%
54,000	Ryder System Inc	2,208,600
	Semiconductors & Semiconductor Equipment – 0.7%
30,000	Cirrus Logic Inc, (2)	1,817,700
	Software – 5.5%
3,000	Adobe Inc, (2)	1,540,170
8,000	Autodesk Inc, (2)	1,965,600
14,000	Citrix Systems Inc	2,032,800
16,000	Fortinet Inc, (2)	2,112,080
9,000	Microsoft Corp	2,029,770
68,000	Nuance Communications Inc, (2)	2,037,280
31,000	Oracle Corp	1,773,820
	Total Software	13,491,520
	Specialty Retail – 6.0%
35,000	AutoNation Inc, (2)	1,990,100
19,000	Best Buy Co Inc	2,107,290
40,000	Dick's Sporting Goods Inc	2,164,800
13,000	Lowe's Cos Inc	2,140,970
15,000	Murphy USA Inc, (2)	2,022,900
14,000	Tractor Supply Co	2,083,620
24,000	Williams-Sonoma Inc	2,106,240
	Total Specialty Retail	14,615,920

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    August 31, 2020
Shares	Description (1)	Value
	Technology Hardware, Storage & Peripherals – 3.4%
16,000	Apple Inc	$2,064,640
31,000	Dell Technologies Inc, (2)	2,048,480
107,000	NCR Corp, (2)	2,187,080
99,000	Xerox Holdings Corp	1,867,140
	Total Technology Hardware, Storage & Peripherals	8,167,340
	Textiles, Apparel & Luxury Goods – 0.8%
129,000	Hanesbrands Inc	1,972,410
	Thrifts & Mortgage Finance – 0.8%
221,000	MGIC Investment Corp	2,026,570
	Tobacco – 0.4%
24,000	Altria Group Inc	1,049,760
	Trading Companies & Distributors – 0.8%
106,000	Univar Solutions Inc, (2)	1,928,140
	Wireless Telecommunication Services – 1.8%
93,000	Telephone and Data Systems Inc	2,151,090
60,000	United States Cellular Corp, (2)	2,182,800
	Total Wireless Telecommunication Services	4,333,890
	Total Long-Term Investments (cost $175,966,422)	199,917,717

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 24.3%
	REPURCHASE AGREEMENTS – 24.3%
$ 59,135	Repurchase Agreement with Fixed Income Clearing Corporation dated 8/31/20, repurchase price $59,135,075, collateralized by $44,607,100, U.S. Treasury Bonds 3.000%, due 2/15/49, value $60,317,825	0.000%	9/01/20	$ 59,135,075
	Total Short-Term Investments (cost $59,135,075)			59,135,075
	Total Investments (cost $235,101,497) – 106.5%			259,052,792

Shares	Description (1)	Value
	COMMON STOCKS SOLD SHORT – (98.0)% (3)
	Aerospace & Defense – (4.9)%
(6,000)	Axon Enterprise Inc, (2)	$(514,080)
(14,000)	Boeing Co, (2)	(2,405,480)
(41,000)	BWX Technologies Inc	(2,280,010)
(15,000)	General Dynamics Corp	(2,240,250)
(24,000)	HEICO Corp	(2,638,080)
(104,000)	Howmet Aerospace Inc, (2)	(1,822,080)
	Total Aerospace & Defense	(11,899,980)

Shares	Description (1)	Value
	Air Freight & Logistics – (1.0)%
(11,000)	FedEx Corp	$ (2,418,240)
	Airlines – (0.7)%
(132,000)	American Airlines Group Inc, (2)	(1,722,600)
	Banks – (1.2)%
(8,000)	Cullen/Frost Bankers Inc	(555,680)
(208,000)	Umpqua Holdings Corp	(2,346,240)
	Total Banks	(2,901,920)
	Beverages – (2.0)%
(50,000)	Coca-Cola Co	(2,476,500)
(17,000)	PepsiCo Inc	(2,381,020)
	Total Beverages	(4,857,520)
	Biotechnology – (0.8)%
(25,000)	Exact Sciences Corp, (2)	(1,882,250)
	Capital Markets – (3.2)%
(53,000)	Apollo Global Management Inc	(2,484,110)
(63,000)	Ares Management Corp	(2,548,350)
(91,000)	Carlyle Group Inc	(2,348,710)
(3,000)	CME Group Inc	(527,610)
	Total Capital Markets	(7,908,780)
	Chemicals – (3.0)%
(9,000)	Air Products and Chemicals Inc	(2,630,340)
(26,000)	Albemarle Corp	(2,366,260)
(115,000)	Valvoline Inc	(2,346,000)
	Total Chemicals	(7,342,600)
	Commercial Services & Supplies – (1.0)%
(37,000)	Stericycle Inc, (2)	(2,372,070)
	Construction & Engineering – (0.6)%
(17,000)	Jacobs Engineering Group Inc	(1,534,590)
	Consumer Finance – (3.7)%
(24,000)	American Express Co	(2,438,160)
(5,000)	Credit Acceptance Corp, (2)	(1,934,000)
(46,000)	Discover Financial Services	(2,441,680)
(129,000)	Santander Consumer USA Holdings Inc	(2,220,090)
	Total Consumer Finance	(9,033,930)
	Containers & Packaging – (0.0)%
(1,000)	Ball Corp	(80,370)

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    August 31, 2020
Shares	Description (1)	Value
	Diversified Financial Services – (1.0)%
(11,000)	Berkshire Hathaway Inc, (2)	$ (2,398,440)
	Diversified Telecommunication Services – (1.0)%
(29,000)	GCI Liberty Inc, (2)	(2,342,620)
	Electric Utilities – (6.3)%
(45,000)	Alliant Energy Corp	(2,436,750)
(28,000)	American Electric Power Co Inc	(2,207,240)
(46,000)	Edison International	(2,414,080)
(28,000)	Eversource Energy	(2,399,880)
(63,000)	FirstEnergy Corp	(1,801,170)
(29,000)	Southern Co	(1,513,220)
(35,000)	Xcel Energy Inc	(2,431,625)
	Total Electric Utilities	(15,203,965)
	Electronic Equipment, Instruments & Components – (0.5)%
(35,000)	FLIR Systems Inc	(1,291,500)
	Entertainment – (6.2)%
(63,000)	Liberty Media Corp-Liberty Formula One, (2)	(2,455,740)
(6,000)	Live Nation Entertainment Inc, (2)	(340,800)
(15,000)	Madison Square Garden Sports Corp, (2)	(2,460,000)
(5,000)	Netflix Inc, (2)	(2,647,800)
(14,000)	Roku Inc, (2)	(2,428,720)
(19,000)	Walt Disney Co, (2)	(2,505,530)
(51,000)	World Wrestling Entertainment Inc	(2,247,570)
	Total Entertainment	(15,086,160)
	Food & Staples Retailing – (2.0)%
(42,000)	Sysco Corp	(2,525,880)
(96,000)	US Foods Holding Corp, (2)	(2,337,600)
	Total Food & Staples Retailing	(4,863,480)
	Food Products – (4.0)%
(16,000)	Beyond Meat Inc, (2)	(2,173,600)
(54,000)	Bunge Ltd	(2,463,480)
(48,000)	Hormel Foods Corp	(2,447,040)
(1,000)	Seaboard Corp	(2,683,000)
	Total Food Products	(9,767,120)
	Gas Utilities – (0.9)%
(22,000)	Atmos Energy Corp	(2,196,040)

Shares	Description (1)	Value
	Health Care Equipment & Supplies – (5.3)%
(8,000)	Cooper Cos Inc	$(2,515,040)
(4,000)	Intuitive Surgical Inc, (2)	(2,923,360)
(3,000)	Novocure Ltd, (2)	(248,250)
(11,000)	Penumbra Inc, (2)	(2,300,650)
(12,000)	Stryker Corp	(2,377,920)
(14,000)	Varian Medical Systems Inc, (2)	(2,431,380)
	Total Health Care Equipment & Supplies	(12,796,600)
	Health Care Providers & Services – (1.0)%
(26,000)	Guardant Health Inc, (2)	(2,483,000)
	Health Care Technology – (1.0)%
(173,000)	Change Healthcare Inc, (2)	(2,447,950)
	Hotels, Restaurants & Leisure – (7.7)%
(59,000)	Aramark	(1,626,040)
(29,000)	Darden Restaurants Inc, (2)	(2,513,430)
(48,000)	Las Vegas Sands Corp, (2)	(2,434,080)
(25,000)	Marriott International Inc/MD, (2)	(2,572,750)
(136,000)	Norwegian Cruise Line Holdings Ltd, (2)	(2,326,960)
(29,000)	Starbucks Corp	(2,449,630)
(28,000)	Wynn Resorts Ltd, (2)	(2,448,600)
(25,000)	Yum! Brands Inc	(2,396,250)
	Total Hotels, Restaurants & Leisure	(18,767,740)
	Insurance – (4.0)%
(5,000)	Alleghany Corp, (2)	(2,772,800)
(30,000)	Cincinnati Financial Corp	(2,382,300)
(2,000)	Markel Corp, (2)	(2,173,660)
(40,000)	W R Berkley Corp	(2,482,000)
	Total Insurance	(9,810,760)
	Interactive Media & Services – (1.0)%
(28,000)	Zillow Group Inc, (2)	(2,401,280)
	IT Services – (2.9)%
(47,000)	Alliance Data Systems Corp	(2,120,170)
(16,000)	Fidelity National Information Services Inc	(2,413,600)
(25,000)	Fiserv Inc, (2)	(2,489,500)
	Total IT Services	(7,023,270)
	Leisure Products – (1.1)%
(33,000)	Hasbro Inc	(2,605,020)
	Life Sciences Tools & Services – (0.3)%
(17,000)	Adaptive Biotechnologies Corp, (2)	(707,370)

Nuveen Equity Market Neutral Fund (continued)
Portfolio of Investments    August 31, 2020
Shares	Description (1)	Value
	Machinery – (1.0)%
(42,000)	Graco Inc	$ (2,436,840)
	Media – (1.0)%
(18,000)	Liberty Broadband Corp, (2)	(2,521,620)
	Multi-Utilities – (3.1)%
(4,000)	Ameren Corp	(316,440)
(23,000)	Consolidated Edison Inc	(1,640,820)
(29,000)	Dominion Energy Inc	(2,274,760)
(19,000)	Sempra Energy	(2,349,350)
(11,000)	WEC Energy Group Inc	(1,034,880)
	Total Multi-Utilities	(7,616,250)
	Oil, Gas & Consumable Fuels – (3.0)%
(53,000)	Exxon Mobil Corp	(2,116,820)
(52,000)	Hess Corp	(2,394,080)
(85,000)	ONEOK Inc	(2,335,800)
(6,000)	Phillips 66	(350,820)
	Total Oil, Gas & Consumable Fuels	(7,197,520)
	Pharmaceuticals – (1.0)%
(84,000)	Elanco Animal Health Inc, (2)	(2,441,040)
	Professional Services – (2.0)%
(14,000)	Equifax Inc	(2,355,780)
(30,000)	IHS Markit Ltd	(2,397,600)
	Total Professional Services	(4,753,380)
	Road & Rail – (2.0)%
(78,000)	Lyft Inc, (2)	(2,314,260)
(77,000)	Uber Technologies Inc, (2)	(2,589,510)
	Total Road & Rail	(4,903,770)
	Semiconductors & Semiconductor Equipment – (1.8)%
(33,000)	Cree Inc, (2)	(2,082,300)
(30,000)	First Solar Inc, (2)	(2,297,700)
	Total Semiconductors & Semiconductor Equipment	(4,380,000)
	Software – (5.8)%
(39,000)	Anaplan Inc, (2)	(2,388,750)
(151,000)	FireEye Inc, (2)	(2,216,680)
(68,000)	Medallia Inc, (2)	(2,460,920)
(86,000)	Nutanix Inc, (2)	(2,469,060)
(109,000)	Pluralsight Inc, (2)	(2,086,260)
(10,000)	Workday Inc, (2)	(2,397,100)
	Total Software	(14,018,770)

Shares	Description (1)	Value
	Specialty Retail – (3.0)%
(22,000)	Five Below Inc, (2)	$(2,407,900)
(27,000)	Ross Stores Inc, (2)	(2,459,160)
(44,000)	TJX Cos Inc, (2)	(2,410,760)
	Total Specialty Retail	(7,277,820)
	Textiles, Apparel & Luxury Goods – (1.9)%
(28,000)	Columbia Sportswear Co, (2)	(2,395,960)
(229,000)	Under Armour Inc, (2)	(2,246,490)
	Total Textiles, Apparel & Luxury Goods	(4,642,450)
	Thrifts & Mortgage Finance – (1.2)%
(8,000)	LendingTree Inc, (2)	(2,471,520)
(28,000)	TFS Financial Corp	(432,600)
	Total Thrifts & Mortgage Finance	(2,904,120)
	Trading Companies & Distributors – (1.0)%
(49,000)	Fastenal Co	(2,394,140)
	Water Utilities – (1.9)%
(16,000)	American Water Works Co Inc	(2,261,440)
(55,000)	Essential Utilities Inc	(2,337,500)
	Total Water Utilities	(4,598,940)
	Total Common Stocks Sold Short (proceeds $231,287,200)	(238,233,825)
	Other Assets Less Liabilities – 91.5%	222,353,122
	Net Assets – 100%	$ 243,172,089
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, long-term investments with a value of $86,258,675 have been pledged as collateral for Common Stocks Sold Short.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
August 31, 2020
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Assets
Long-term investments, at value (cost $236,420,655, $346,477,192, $147,113,757, $163,384,015 and $175,966,422, respectively)	$250,160,261	$455,846,385	$247,821,593	$214,268,071	$199,917,717
Short-term investments, at value (cost approximates value)	3,979,691	1,298,793	3,421,647	46,119,743	59,135,075
Cash	—	357,559	—	—	—
Cash collateral at brokers for common stocks sold short(1)	—	—	—	7,896,333	214,194,401
Receivable for:
Dividends	637,313	593,845	240,593	336,456	357,770
Due from affiliate	40,335	116,430	19,278	72,793	191,744
Investments sold	630,255	4,081,939	1,974,093	9,081,915	15,830,635
Shares sold	144,796	91,264	90,673	138,051	310,766
Other assets	168,170	50,161	63,178	29,294	35,941
Total assets	255,760,821	462,436,376	253,631,055	277,942,656	489,974,049
Liabilities
Common stocks sold short, at value (proceeds $—, $—, $—, $84,999,213 and $231,287,200, respectively)	—	—	—	91,558,523	238,233,825
Cash overdraft	—	—	—	2,346,698	—
Payable for:
Dividends	—	367	—	—	—
Dividends on common stocks sold short	—	—	—	86,063	293,792
Investments purchased - regular settlement	231,251	3,508,256	2,735,661	6,551,898	7,256,303
Shares redeemed	292,300	1,795,370	503,547	345,485	422,834
Accrued expenses:
Management fees	129,781	232,031	126,900	172,412	235,246
Shareholder servicing agent fees	86,428	151,255	97,640	147,896	261,430
Trustees fees	130,422	22,033	32,365	6,056	9,075
12b-1 distribution and service fees	45,422	76,284	46,041	17,870	7,723
Other	48,889	86,223	45,932	61,905	81,732
Total liabilities	964,493	5,871,819	3,588,086	101,294,806	246,801,960
Net assets	$254,796,328	$456,564,557	$250,042,969	$176,647,850	$243,172,089

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Class A Shares
Net assets	$181,214,272	$ 87,595,752	$120,517,811	$ 33,015,671	$ 14,482,530
Shares outstanding	8,887,707	2,551,295	3,843,776	797,405	681,895
Net asset value ("NAV") per share	$ 20.39	$ 34.33	$ 31.35	$ 41.40	$ 21.24
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 21.63	$ 36.42	$ 33.26	$ 43.93	$ 22.54
Class C Shares
Net assets	$ 8,357,314	$ 70,364,966	$ 26,263,983	$ 12,761,163	$ 5,013,746
Shares outstanding	432,710	2,095,746	874,732	339,646	249,040
NAV and offering price per share	$ 19.31	$ 33.58	$ 30.03	$ 37.57	$ 20.13
Class R3 Shares
Net assets	$ 121,205	$ —	$ —	$ —	$ —
Shares outstanding	5,884	—	—	—	—
NAV and offering price per share	$ 20.60	$ —	$ —	$ —	$ —
Class R6 Shares
Net assets	$ 203,085	$ 2,033,119	$ 1,181,667	$ —	$ —
Shares outstanding	9,898	59,335	37,565	—	—
NAV and offering price per share	$ 20.52	$ 34.27	$ 31.46	$ —	$ —
Class I Shares
Net assets	$ 64,900,452	$296,570,720	$102,079,508	$130,871,016	$223,675,813
Shares outstanding	3,165,858	8,652,380	3,245,079	3,065,082	10,364,205
NAV and offering price per share	$ 20.50	$ 34.28	$ 31.46	$ 42.70	$ 21.58
Fund level net assets consist of:
Capital paid-in	$287,616,482	$394,551,306	$129,767,210	$177,553,532	$317,933,516
Total distributable earnings	(32,820,154)	62,013,251	120,275,759	(905,682)	(74,761,427)
Fund level net assets	$254,796,328	$456,564,557	$250,042,969	$176,647,850	$243,172,089
Authorized shares - per class	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01	$ 0.01

(1)	Cash pledged as collateral for common stocks sold short is in addition to the Fund's securities pledged as collateral as noted in the Portfolio of Investments.
See accompanying notes to financial statements.

Statement of Operations
Year Ended August 31, 2020
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Investment Income
Dividends	$ 7,409,556	$11,042,777	$ 3,154,841	$ 4,930,354	$ 7,218,666
Interest	14,199	2,046	8,648	290,349	178,522
Other	—	—	2,452	—	2,054,976
Payment from affiliate	64,325	185,680	30,744	116,088	305,788
Tax withheld	(11,659)	(11,640)	(1,688)	(2,258)	(8,126)
Total investment income	7,476,421	11,218,863	3,194,997	5,334,533	9,749,826
Expenses
Management fees	2,006,518	4,181,775	1,799,420	3,108,772	5,289,817
12b-1 service fees - Class A Shares	502,957	224,573	268,999	109,200	71,692
12b-1 distribution and service fees - Class C Shares	120,867	805,274	267,670	157,262	83,597
12b-1 distribution and service fees - Class R3 Shares	1,288	—	—	—	—
Dividends expense on common stocks sold short	—	—	—	2,086,377	5,774,895
Prime broker expenses	—	—	—	1,334,824	—
Shareholder servicing agent fees	256,901	440,213	255,498	300,739	493,606
Custodian fees	64,055	87,312	55,137	64,636	81,846
Professional fees	41,723	65,628	37,927	35,975	48,219
Trustees fees	8,121	17,118	7,009	6,424	11,097
Shareholder reporting expenses	38,099	59,776	42,700	60,247	71,129
Federal and state registration fees	84,518	84,245	72,775	65,210	98,924
Other	13,489	44,031	13,138	13,414	15,564
Total expenses before fee waiver/expense reimbursement	3,138,536	6,009,945	2,820,273	7,343,080	12,040,386
Fee waiver/expense reimbursement	(202,666)	(249,145)	(337,070)	(276,281)	(332,690)
Net expenses	2,935,870	5,760,800	2,483,203	7,066,799	11,707,696
Net investment income (loss)	4,540,551	5,458,063	711,794	(1,732,266)	(1,957,870)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(18,988,077)	12,901,356	25,471,841	12,642,550	(7,062,752)
Common stocks sold short	—	—	—	2,249,852	(6,081,395)
Change in net unrealized appreciation (depreciation) of:
Investments	8,894,072	62,219,818	39,267,493	20,065,771	25,297,398
Common stocks sold short	—	—	—	(38,379,021)	(57,260,850)
Net realized and unrealized gain (loss)	(10,094,005)	75,121,174	64,739,334	(3,420,848)	(45,107,599)
Net increase (decrease) in net assets from operations	$ (5,553,454)	$80,579,237	$65,451,128	$ (5,153,114)	$(47,065,469)
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Large Cap Value		Large Cap Core
	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/20	Year Ended 8/31/19
Operations
Net investment income (loss)	$ 4,540,551	$ 5,908,132	$ 5,458,063	$ 8,604,924
Net realized gain (loss) from:
Investments	(18,988,077)	(20,123,916)	12,901,356	(55,476,641)
Common stocks sold short	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	8,894,072	(53,079,747)	62,219,818	(83,623,051)
Common stocks sold short	—	—	—	—
Net increase (decrease) in net assets from operations	(5,553,454)	(67,295,531)	80,579,237	(130,494,768)
Distributions to Shareholders
Dividends:
Class A Shares	(2,936,378)	(32,419,502)	(749,742)	(1,136,128)
Class C Shares	(81,057)	(2,326,746)	(22,882)	(733,665)
Class R3 Shares	(5,360)	(56,892)	—	—
Class R6 Shares	(4,232)	(1,953,723)	(1,279,868)	(1,680,547)
Class I Shares	(1,798,861)	(21,259,721)	(4,819,950)	(8,165,566)
Decrease in net assets from distributions to shareholders	(4,825,888)	(58,016,584)	(6,872,442)	(11,715,906)
Fund Share Transactions
Proceeds from sale of shares	25,016,554	85,709,773	102,308,752	525,004,319
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,893,505	47,974,878	5,635,521	9,495,942
	28,910,059	133,684,651	107,944,273	534,500,261
Cost of shares redeemed	(132,966,590)	(136,127,816)	(581,740,393)	(399,498,773)
Net increase (decrease) in net assets from Fund share transactions	(104,056,531)	(2,443,165)	(473,796,120)	135,001,488
Net increase (decrease) in net assets	(114,435,873)	(127,755,280)	(400,089,325)	(7,209,186)
Net assets at the beginning of period	369,232,201	496,987,481	856,653,882	863,863,068
Net assets at the end of period	$ 254,796,328	$ 369,232,201	$ 456,564,557	$ 856,653,882

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Large Cap Growth		Equity Long/Short
	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/20	Year Ended 8/31/19
Operations
Net investment income (loss)	$ 711,794	$ 1,896,374	$ (1,732,266)	$ 72,765
Net realized gain (loss) from:
Investments	25,471,841	41,686,822	12,642,550	(39,996,456)
Common stocks sold short	—	—	2,249,852	(16,860,059)
Change in net unrealized appreciation (depreciation) of:
Investments	39,267,493	(83,190,169)	20,065,771	(13,915,850)
Common stocks sold short	—	—	(38,379,021)	36,967,032
Net increase (decrease) in net assets from operations	65,451,128	(39,606,973)	(5,153,114)	(33,732,568)
Distributions to Shareholders
Dividends:
Class A Shares	(7,668,446)	(10,931,273)	—	(723,620)
Class C Shares	(1,966,361)	(3,606,164)	—	(300,346)
Class R3 Shares	—	—	—	—
Class R6 Shares	(90,517)	(2,056,913)	—	—
Class I Shares	(9,723,399)	(17,669,250)	—	(4,267,198)
Decrease in net assets from distributions to shareholders	(19,448,723)	(34,263,600)	—	(5,291,164)
Fund Share Transactions
Proceeds from sale of shares	33,102,652	48,576,983	53,133,837	265,600,346
Proceeds from shares issued to shareholders due to reinvestment of distributions	16,380,278	29,302,916	—	5,279,420
	49,482,930	77,879,899	53,133,837	270,879,766
Cost of shares redeemed	(152,597,173)	(201,275,961)	(201,500,213)	(276,408,392)
Net increase (decrease) in net assets from Fund share transactions	(103,114,243)	(123,396,062)	(148,366,376)	(5,528,626)
Net increase (decrease) in net assets	(57,111,838)	(197,266,635)	(153,519,490)	(44,552,358)
Net assets at the beginning of period	307,154,807	504,421,442	330,167,340	374,719,698
Net assets at the end of period	$ 250,042,969	$ 307,154,807	$ 176,647,850	$ 330,167,340

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Equity Market Neutral
	Year Ended 8/31/20	Year Ended 8/31/19
Operations
Net investment income (loss)	$ (1,957,870)	$ 2,334,978
Net realized gain (loss) from:
Investments	(7,062,752)	(19,927,639)
Common stocks sold short	(6,081,395)	(52,413,835)
Change in net unrealized appreciation (depreciation) of:
Investments	25,297,398	(17,522,970)
Common stocks sold short	(57,260,850)	52,346,013
Net increase (decrease) in net assets from operations	(47,065,469)	(35,183,453)
Distributions to Shareholders
Dividends:
Class A Shares	(53,215)	(190,467)
Class C Shares	—	(55,467)
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	(1,919,186)	(2,400,973)
Decrease in net assets from distributions to shareholders	(1,972,401)	(2,646,907)
Fund Share Transactions
Proceeds from sale of shares	131,570,430	929,416,578
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,598,290	2,553,219
	133,168,720	931,969,797
Cost of shares redeemed	(496,060,926)	(495,781,465)
Net increase (decrease) in net assets from Fund share transactions	(362,892,206)	436,188,332
Net increase (decrease) in net assets	(411,930,076)	398,357,972
Net assets at the beginning of period	655,102,165	256,744,193
Net assets at the end of period	$ 243,172,089	$ 655,102,165
See accompanying notes to financial statements.

Statement of Cash Flows
Year Ended August 31, 2020
	Equity Long/Short	Equity Market Neutral
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$ (5,153,114)	$ (47,065,469)
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(414,668,694)	(591,200,331)
Purchases of common stock sold short	(435,811,742)	(904,265,486)
Proceeds from sales and maturities of investments	673,694,470	960,700,815
Proceeds from sales of common stock sold short	265,434,427	557,061,319
Proceeds from (purchase of) short-term investments, net	15,770,109	48,824,689
Proceeds from litigation settlement	—	5,205
(Increase) Decrease in:
Receivable for dividends	254,759	471,137
Receivable for due from affiliates	(72,793)	(191,744)
Receivable for interest	3,610	6,298
Receivable for investments sold	(2,882,679)	6,955,638
Other assets	3,356	67,177
Increase (Decrease) in:
Payable for dividends on common stock sold short	(222,935)	(357,140)
Payable for investments purchased - regular settlement	1,388,022	(17,101,509)
Accrued management fees	(160,753)	(452,110)
Accrued trustees fees	2,041	2,961
Accrued shareholder servicing agent fees	30,753	44,369
Accrued 12b-1 distribution and service fees	(10,280)	(11,616)
Accrued other expenses	(21,033)	(81,815)
Net realized (gain) loss from:
Investments	(12,642,550)	7,062,752
Common stocks sold short	(2,249,852)	6,081,395
Change in net unrealized (appreciation) depreciation of:
Investments	(20,065,771)	(25,297,398)
Common stocks sold short	38,379,021	57,260,850
Net cash provided by (used in) operating activities	100,998,372	58,519,987
Cash Flows from Financing Activities:
Increase (Decrease) in cash overdraft	2,346,698	—
Cash distributions paid to shareholders	—	(374,111)
Proceeds from sale of shares	53,708,215	133,085,805
Cost of shares redeemed	(201,804,470)	(500,899,841)
Net cash provided by (used in) financing activities	(145,749,557)	(368,188,147)
Net Increase (Decrease) in Cash and Cash Collateral at Brokers	(44,751,185)	(309,668,160)
Cash and cash collateral at brokers at the beginning of period	52,647,518	523,862,561
Cash and cash collateral at brokers at the end of period	$ 7,896,333	$ 214,194,401
Supplemental Disclosure of Cash Flow Information	Equity Long/Short	Equity Market Neutral
Non-cash financing activities not included herein consists of reinvestments of share distributions	$ —	$ 1,598,290
See accompanying notes to financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Highlights
Large Cap Value
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (08/96)
2020	$21.07	$0.30	$(0.68)	$(0.38)	$(0.30)	$ —	$(0.30)	$20.39
2019	28.18	0.30	(4.25)	(3.95)	(0.24)	(2.92)	(3.16)	21.07
2018	25.94	0.24	4.63	4.87	(0.36)	(2.27)	(2.63)	28.18
2017	22.73	0.23	3.31	3.54	(0.33)	—	(0.33)	25.94
2016	23.58	0.32	0.98	1.30	(0.24)	(1.91)	(2.15)	22.73
Class C (08/96)
2020	19.97	0.13	(0.66)	(0.53)	(0.13)	—	(0.13)	19.31
2019	26.84	0.12	(4.03)	(3.91)	(0.04)	(2.92)	(2.96)	19.97
2018	24.77	0.03	4.43	4.46	(0.12)	(2.27)	(2.39)	26.84
2017	21.72	0.05	3.16	3.21	(0.16)	—	(0.16)	24.77
2016	22.60	0.15	0.93	1.08	(0.05)	(1.91)	(1.96)	21.72
Class R3 (08/08)
2020	21.30	0.25	(0.70)	(0.45)	(0.25)	—	(0.25)	20.60
2019	28.43	0.24	(4.27)	(4.03)	(0.18)	(2.92)	(3.10)	21.30
2018	26.10	0.17	4.67	4.84	(0.24)	(2.27)	(2.51)	28.43
2017	22.87	0.16	3.34	3.50	(0.27)	—	(0.27)	26.10
2016	23.71	0.28	0.97	1.25	(0.18)	(1.91)	(2.09)	22.87
Class R6 (06/16)
2020	21.21	0.27	(0.60)	(0.33)	(0.36)	—	(0.36)	20.52
2019	28.35	0.37	(4.28)	(3.91)	(0.31)	(2.92)	(3.23)	21.21
2018	26.12	0.32	4.67	4.99	(0.49)	(2.27)	(2.76)	28.35
2017	22.88	0.31	3.34	3.65	(0.41)	—	(0.41)	26.12
2016(f)	21.66	0.06	1.16	1.22	—	—	—	22.88
Class I (08/96)
2020	21.18	0.35	(0.67)	(0.32)	(0.36)	—	(0.36)	20.50
2019	28.33	0.36	(4.28)	(3.92)	(0.31)	(2.92)	(3.23)	21.18
2018	26.12	0.30	4.67	4.97	(0.49)	(2.27)	(2.76)	28.33
2017	22.88	0.29	3.33	3.62	(0.38)	—	(0.38)	26.12
2016	23.73	0.37	0.99	1.36	(0.30)	(1.91)	(2.21)	22.88

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

(2.01)%	$181,214	1.06%	1.36%	1.34%	1.00%	1.43%	1.41%	137%
(13.60)	217,694	1.03	1.25	N/A	1.00	1.28	N/A	145
20.30	293,656	1.05	0.87	N/A	1.03	0.89	N/A	169
15.63	252,902	1.05	0.92	N/A	1.05	0.92	N/A	152
6.26	240,572	1.10	1.44	N/A	1.10	1.44	N/A	141

(2.77)	8,357	1.81	0.59	0.57	1.75	0.66	0.64	137
(14.24)	14,781	1.78	0.50	N/A	1.75	0.52	N/A	145
19.38	21,195	1.80	0.09	N/A	1.78	0.12	N/A	169
14.79	19,868	1.80	0.19	N/A	1.80	0.19	N/A	152
5.46	27,588	1.85	0.70	N/A	1.85	0.70	N/A	141

(2.29)	121	1.31	1.08	1.07	1.25	1.14	1.13	137
(13.81)	475	1.28	1.00	N/A	1.25	1.04	N/A	145
19.99	208	1.30	0.62	N/A	1.28	0.64	N/A	169
15.38	211	1.29	0.63	N/A	1.29	0.63	N/A	152
5.97	186	1.34	1.25	N/A	1.34	1.25	N/A	141

(1.77)	203	0.74	1.19	1.18	0.68	1.25	1.25	137
(13.35)	14,849	0.72	1.55	N/A	0.69	1.58	N/A	145
20.69	17,514	0.76	1.18	N/A	0.73	1.20	N/A	169
16.02	17,991	0.73	1.23	N/A	0.73	1.23	N/A	152
5.63	19,773	0.73*	1.48*	N/A	0.73*	1.48*	N/A	141

(1.76)	64,900	0.81	1.59	1.57	0.75	1.65	1.63	137
(13.40)	121,433	0.78	1.50	N/A	0.75	1.53	N/A	145
20.60	164,387	0.80	1.10	N/A	0.77	1.13	N/A	169
15.92	119,038	0.80	1.17	N/A	0.80	1.17	N/A	152
6.53	99,927	0.85	1.69	N/A	0.85	1.69	N/A	141
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal year ended August 31, 2020, the Fund began receiving voluntary compensation from the Adviser. The Fund’s Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended August 31, 2020.
See accompanying notes to financial statements.

Financial Highlights (continued)
Large Cap Core
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/13)
2020	$29.83	$ 0.22	$ 4.52	$ 4.74	$(0.24)	$ —	$(0.24)	$34.33
2019	34.81	0.25	(4.90)	(4.65)	(0.12)	(0.21)	(0.33)	29.83
2018	31.25	0.18	7.24	7.42	(0.19)	(3.67)	(3.86)	34.81
2017	27.03	0.18	4.24	4.42	(0.20)	—	(0.20)	31.25
2016	25.64	0.22	1.71	1.93	(0.15)	(0.39)	(0.54)	27.03
Class C (06/13)
2020	29.18	(0.01)	4.42	4.41	(0.01)	—	(0.01)	33.58
2019	34.17	0.01	(4.79)	(4.78)	—	(0.21)	(0.21)	29.18
2018	30.78	(0.07)	7.13	7.06	—	(3.67)	(3.67)	34.17
2017	26.64	(0.05)	4.19	4.14	—**	—	—**	30.78
2016	25.32	0.02	1.69	1.71	—	(0.39)	(0.39)	26.64
Class R6 (06/16)
2020	29.83	0.33	4.44	4.77	(0.33)	—	(0.33)	34.27
2019	34.80	0.35	(4.90)	(4.55)	(0.21)	(0.21)	(0.42)	29.83
2018	31.33	0.28	7.24	7.52	(0.38)	(3.67)	(4.05)	34.80
2017	27.08	0.27	4.26	4.53	(0.28)	—	(0.28)	31.33
2016(f)	25.46	0.05	1.57	1.62	—	—	—	27.08
Class I (06/13)
2020	29.77	0.30	4.53	4.83	(0.32)	—	(0.32)	34.28
2019	34.76	0.33	(4.90)	(4.57)	(0.21)	(0.21)	(0.42)	29.77
2018	31.31	0.27	7.23	7.50	(0.38)	(3.67)	(4.05)	34.76
2017	27.08	0.24	4.25	4.49	(0.26)	—	(0.26)	31.31
2016	25.69	0.28	1.72	2.00	(0.22)	(0.39)	(0.61)	27.08

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

15.92%	$ 87,596	1.02%	0.69%	0.65%	0.98%	0.72%	0.69%	107%
(13.31)	100,315	1.01	0.77	N/A	0.98	0.80	N/A	127
25.00	104,779	1.01	0.53	N/A	1.00	0.55	N/A	117
16.41	55,756	1.06	0.56	N/A	1.01	0.60	N/A	121
7.66	47,518	1.11	0.84	N/A	1.11	0.85	N/A	132

15.07	70,365	1.77	(0.07)	(0.10)	1.73	(0.03)	(0.06)	107
(13.98)	96,999	1.76	0.02	N/A	1.73	0.05	N/A	127
24.06	110,300	1.76	(0.22)	N/A	1.75	(0.20)	N/A	117
15.55	59,610	1.81	(0.21)	N/A	1.76	(0.16)	N/A	121
6.86	47,805	1.86	0.09	N/A	1.85	0.10	N/A	132

16.01	2,033	0.69	1.06	1.04	0.65	1.10	1.07	107
(13.02)	126,554	0.69	1.08	N/A	0.66	1.11	N/A	127
25.36	139,631	0.71	0.81	N/A	0.70	0.82	N/A	117
16.81	17,095	0.74	0.87	N/A	0.70	0.91	N/A	121
6.36	18,489	0.74*	1.05*	N/A	0.69*	1.10*	N/A	132

16.23	296,571	0.77	0.93	0.90	0.73	0.97	0.94	107
(13.09)	532,786	0.76	1.02	N/A	0.73	1.05	N/A	127
25.31	509,125	0.76	0.79	N/A	0.75	0.80	N/A	117
16.68	256,389	0.81	0.79	N/A	0.76	0.83	N/A	121
7.93	140,976	0.86	1.09	N/A	0.86	1.10	N/A	132

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal year ended August 31, 2020, the Fund began receiving voluntary compensation from the Adviser. The Fund’s Total Return would decrease by an amount equaling 0.03%, 0.03%, 0.03% and 0.03% for Class A, C, R6 and I Shares, respectively, if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Annualized.
**	Rounds to less than $.01 per share.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended August 31, 2020.
See accompanying notes to financial statements.

Financial Highlights (continued)
Large Cap Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/13)
2020	$26.04	$ 0.06	$ 7.23	$ 7.29	$(0.11)	$(1.87)	$(1.98)	$31.35
2019	30.82	0.11	(2.51)	(2.40)	—	(2.38)	(2.38)	26.04
2018	30.34	0.06	7.39	7.45	(0.12)	(6.85)	(6.97)	30.82
2017	25.69	0.09	4.75	4.84	(0.19)	—	(0.19)	30.34
2016	25.28	0.13	1.24	1.37	(0.09)	(0.87)	(0.96)	25.69
Class C (06/13)
2020	25.10	(0.13)	6.93	6.80	—	(1.87)	(1.87)	30.03
2019	30.02	(0.08)	(2.46)	(2.54)	—	(2.38)	(2.38)	25.10
2018	29.80	(0.18)	7.25	7.07	—	(6.85)	(6.85)	30.02
2017	25.25	(0.13)	4.68	4.55	—**	—	—**	29.80
2016	24.96	(0.05)	1.21	1.16	—	(0.87)	(0.87)	25.25
Class R6 (06/16)
2020	26.17	0.07	7.29	7.36	(0.20)	(1.87)	(2.07)	31.46
2019	30.89	0.21	(2.53)	(2.32)	(0.02)	(2.38)	(2.40)	26.17
2018	30.40	0.17	7.41	7.58	(0.24)	(6.85)	(7.09)	30.89
2017	25.73	0.17	4.77	4.94	(0.27)	—	(0.27)	30.40
2016(f)	24.27	0.03	1.43	1.46	—	—	—	25.73
Class I (06/13)
2020	26.12	0.13	7.25	7.38	(0.17)	(1.87)	(2.04)	31.46
2019	30.86	0.18	(2.52)	(2.34)	(0.02)	(2.38)	(2.40)	26.12
2018	30.39	0.14	7.42	7.56	(0.24)	(6.85)	(7.09)	30.86
2017	25.73	0.15	4.76	4.91	(0.25)	—	(0.25)	30.39
2016	25.33	0.20	1.23	1.43	(0.16)	(0.87)	(1.03)	25.73

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

29.11%	$120,518	1.13%	0.10%	0.09%	1.00%	0.23%	0.22%	104%
(6.86)	110,191	1.11	0.31	N/A	0.99	0.43	N/A	126
26.31	155,549	1.12	0.08	N/A	1.01	0.19	N/A	128
18.94	11,933	1.18	0.15	N/A	1.02	0.32	N/A	136
5.57	13,654	1.22	0.47	N/A	1.15	0.53	N/A	117

28.11	26,264	1.88	(0.65)	(0.66)	1.75	(0.52)	(0.53)	104
(7.55)	29,779	1.86	(0.43)	N/A	1.74	(0.32)	N/A	126
25.39	49,303	1.87	(0.66)	N/A	1.76	(0.55)	N/A	128
18.04	10,130	1.94	(0.62)	N/A	1.77	(0.46)	N/A	136
4.77	9,344	1.98	(0.30)	N/A	1.89	(0.22)	N/A	117

29.26	1,182	0.79	0.15	0.14	0.66	0.28	0.27	104
(6.54)	23,159	0.77	0.66	N/A	0.65	0.78	N/A	126
26.76	27,417	0.78	0.43	N/A	0.67	0.54	N/A	128
19.31	31	0.89	0.43	N/A	0.72	0.60	N/A	136
6.02	27	0.85*	0.65*	N/A	0.70*	0.81*	N/A	117

29.40	102,080	0.88	0.35	0.34	0.75	0.48	0.47	104
(6.62)	144,025	0.86	0.55	N/A	0.74	0.67	N/A	126
26.69	272,152	0.87	0.31	N/A	0.76	0.43	N/A	128
19.22	58,512	0.94	0.38	N/A	0.77	0.54	N/A	136
5.80	47,945	0.97	0.71	N/A	0.89	0.79	N/A	117

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal year ended August 31, 2020, the Fund began receiving voluntary compensation from the Adviser. The Fund’s Total Return for each share class would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through August 31, 2016.
*	Annualized.
**	Rounds to less than $.01 per share.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended August 31, 2020.
See accompanying notes to financial statements.

Financial Highlights (continued)
Equity Long/Short
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/08)
2020	$40.61	$(0.33)	$ 1.12	$ 0.79	$ —	$ —	$ —	$41.40
2019	44.58	(0.06)	(3.36)	(3.42)	—	(0.55)	(0.55)	40.61
2018	38.60	(0.30)	6.94	6.64	—	(0.66)	(0.66)	44.58
2017	32.61	(0.39)	6.38	5.99	—	—	—	38.60
2016	32.61	(0.11)	0.11	—	—	—	—	32.61
Class C (12/08)
2020	37.13	(0.57)	1.01	0.44	—	—	—	37.57
2019	41.11	(0.34)	(3.09)	(3.43)	—	(0.55)	(0.55)	37.13
2018	35.91	(0.56)	6.42	5.86	—	(0.66)	(0.66)	41.11
2017	30.57	(0.62)	5.96	5.34	—	—	—	35.91
2016	30.80	(0.33)	0.10	(0.23)	—	—	—	30.57
Class I (12/08)
2020	41.77	(0.24)	1.17	0.93	—	—	—	42.70
2019	45.73	0.05	(3.46)	(3.41)	—	(0.55)	(0.55)	41.77
2018	39.48	(0.17)	7.08	6.91	—	(0.66)	(0.66)	45.73
2017	33.27	(0.31)	6.52	6.21	—	—	—	39.48
2016	33.18	(0.06)	0.15	0.09	—	—	—	33.27

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(d), (e)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(f)

1.95%	$ 33,016	3.09%	(0.95)%	(1.00)%	2.98%	(0.84)%	(0.88)%	168%
(7.65)	52,856	2.72	(0.24)	N/A	2.64	(0.16)	N/A	188
17.35	55,183	2.73	(0.81)	N/A	2.63	(0.70)	N/A	213
18.37	26,802	3.54	(1.27)	N/A	3.36	(1.09)	N/A	186
0.00	26,012	3.78	(0.53)	N/A	3.58	(0.33)	N/A	224

1.19	12,761	3.84	(1.69)	(1.74)	3.72	(1.58)	(1.63)	168
(8.33)	19,961	3.48	(0.99)	N/A	3.39	(0.91)	N/A	188
16.47	19,561	3.47	(1.54)	N/A	3.37	(1.44)	N/A	213
17.47	8,596	4.28	(2.04)	N/A	4.10	(1.86)	N/A	186
(0.75)	8,236	4.53	(1.29)	N/A	4.34	(1.09)	N/A	224

2.23	130,871	2.85	(0.70)	(0.75)	2.73	(0.59)	(0.64)	168
(7.44)	257,351	2.47	0.03	N/A	2.39	0.12	N/A	188
17.65	299,977	2.47	(0.49)	N/A	2.37	(0.39)	N/A	213
18.67	70,282	3.26	(1.04)	N/A	3.08	(0.86)	N/A	186
0.27	48,905	3.52	(0.37)	N/A	3.33	(0.18)	N/A	224

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal year ended August 31, 2020, the Fund began receiving voluntary compensation from the Adviser. The Fund’s Total Return would decrease by an amount equaling 0.05%, 0.05% and 0.05% for Class A, C and I Shares, respectively, if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as shown in the following table. In the event the Fund earn credits as an element of its prime broker fee agreement, and such earned credits exceed prime brokerage fees, the Fund's prime broker expense for the reporting period will be zero. See Note 3 - Portfolio Securities and Investments in Derivatives, Short Sale Transactions for more information.

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets			Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A	Class C	Class I	Class A	Class C	Class I
2020	0.84%	0.84%	0.84%	0.54%	0.53%	0.54%
2019	1.03	1.03	1.03	—	—	—
2018	1.01	1.01	1.00	—	—	—
2017	1.18	1.17	1.18	0.56	0.56	0.54
2016	1.19	1.20	1.20	0.77	0.77	0.77

(e)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended August 31, 2020.
See accompanying notes to financial statements.

Financial Highlights (continued)
Equity Market Neutral
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended August 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/13)
2020	$23.55	$(0.15)	$(2.13)	$(2.28)	$(0.03)	$ —	$(0.03)	$21.24
2019	24.50	0.04	(0.85)	(0.81)	—	(0.14)	(0.14)	23.55
2018	23.31	(0.16)	1.85	1.69	—	(0.50)	(0.50)	24.50
2017	21.64	(0.33)	2.00	1.67	—	—	—	23.31
2016	21.39	(0.28)	0.90	0.62	—	(0.37)	(0.37)	21.64
Class C (06/13)
2020	22.46	(0.31)	(2.02)	(2.33)	—	—	—	20.13
2019	23.54	(0.13)	(0.81)	(0.94)	—	(0.14)	(0.14)	22.46
2018	22.59	(0.33)	1.78	1.45	—	(0.50)	(0.50)	23.54
2017	21.13	(0.48)	1.94	1.46	—	—	—	22.59
2016	21.04	(0.44)	0.90	0.46	—	(0.37)	(0.37)	21.13
Class I (06/13)
2020	23.93	(0.10)	(2.15)	(2.25)	(0.10)	—	(0.10)	21.58
2019	24.83	0.11	(0.87)	(0.76)	—	(0.14)	(0.14)	23.93
2018	23.57	(0.10)	1.86	1.76	—	(0.50)	(0.50)	24.83
2017	21.82	(0.26)	2.01	1.75	—	—	—	23.57
2016	21.51	(0.23)	0.91	0.68	—	(0.37)	(0.37)	21.82

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(d), (e)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(f)

(9.67)%	$ 14,483	3.03%	(0.74)%	(0.81)%	2.95%	(0.66)%	(0.73)%	190%
(3.35)	43,489	2.61	0.11	N/A	2.54	0.18	N/A	205
7.28	23,725	2.71	(0.81)	N/A	2.55	(0.65)	N/A	156
7.72	6,146	3.32	(1.70)	N/A	3.05	(1.44)	N/A	159
2.86	9,289	3.29	(1.47)	N/A	3.10	(1.28)	N/A	187

(10.37)	5,014	3.79	(1.54)	(1.62)	3.71	(1.46)	(1.54)	190
(4.05)	11,858	3.37	(0.63)	N/A	3.30	(0.55)	N/A	205
6.44	5,186	3.46	(1.56)	N/A	3.30	(1.40)	N/A	156
6.91	2,110	4.03	(2.44)	N/A	3.76	(2.17)	N/A	159
2.14	2,109	4.06	(2.23)	N/A	3.87	(2.04)	N/A	187

(9.45)	223,676	2.79	(0.50)	(0.57)	2.71	(0.42)	(0.49)	190
(3.11)	599,755	2.37	0.37	N/A	2.30	0.44	N/A	205
7.50	227,833	2.45	(0.55)	N/A	2.29	(0.40)	N/A	156
8.02	59,022	3.02	(1.43)	N/A	2.75	(1.16)	N/A	159
3.12	49,990	3.06	(1.23)	N/A	2.87	(1.04)	N/A	187

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal year ended August 31, 2020, the Fund began receiving voluntary compensation from the Adviser. The Fund’s Total Return would decrease by an amount equaling 0.09%, 0.09% and 0.08% for Class A, C and I Shares, respectively, if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	Each ratio includes the effect of dividends expense on common stocks sold short and prime broker expenses as shown in the following table. In the event the Fund earn credits as an element of its prime broker fee agreement, and such earned credits exceed prime brokerage fees, the Fund's prime broker expense for the reporting period will be zero. See Note 3 - Portfolio Securities and Investments in Derivatives, Short Sale Transactions for more information.

	Ratios of Dividends Expense on Common Stocks Sold Short to Average Net Assets			Ratios of Prime Broker Expenses to Average Net Assets
Year Ended August 31,	Class A	Class C	Class I	Class A	Class C	Class I
2020	1.35%	1.35%	1.36%	—%	—%	—%
2019	0.93	0.94	0.94	—	—	—
2018	0.94	0.94	0.93	—	—	—
2017	1.40	1.39	1.39	0.05	0.01	—
2016	1.03	1.04	1.04	0.46	0.46	0.46

(e)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended August 31, 2020.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust and the Nuveen Investment Trust II (each a "Trust" and collectively, the "Trusts"), are open-end management investment companies registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Nuveen Investment Trust is comprised of Nuveen Large Cap Value Fund ("Large Cap Value"), Nuveen Large Cap Core Fund ("Large Cap Core"), Nuveen Large Cap Growth Fund ("Large Cap Growth") and Nuveen Equity Market Neutral Fund ("Equity Market Neutral") among others, and Nuveen Investment Trust II is comprised of Nuveen Equity Long/Short Fund ("Equity Long/Short"), among others, (each a "Fund" and collectively, the "Funds"), as diversified funds. The Nuveen Investment Trust and Nuveen Investment Trust II were each organized as Massachusetts business trust on May 6, 1996 and June 27, 1997, respectively.
The end of the reporting period for the Funds is August 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2020 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the "Sub-Adviser"), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Mergers
During May 2020, the Funds’ Board of Trustees (the “Board”) approved the merger of Large Cap Value and Large Cap Growth (each a “Target Fund” and collectively the “Target Funds”) into Nuveen Dividend Value Fund and Nuveen Winslow Large-Cap Growth ESG Fund (each an “Acquiring Fund” and collectively the “Acquiring Funds”), respectively, (the “Reorganizations”). During September 2020, subsequent to the end of the reporting period, shareholders of the Target Funds approved the Reorganizations.
Upon the closing of the Reorganizations, the Target Funds will transfer their assets to their respective Acquiring Fund in exchange for shares of the Acquiring Funds and the assumption by the Acquiring Funds of the liabilities of their respective Target Fund. The Target Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust. Shareholders of the Target Funds will become shareholders of their respective Acquiring Fund. Each Target Fund shareholder will receive shares of their respective Acquiring Fund, the aggregate NAV of which is equal to the aggregate NAV of the shares of the Target Funds held immediately prior to the Reorganizations (including for this purpose fractional Acquiring Funds shares to which shareholders would be entitled).
Both Reorganizations will take place after the close of business on December 4, 2020.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3, R6 and I Shares are sold without an upfront sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Ac-

counting Standards Codification 946, Financial Services — Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Indemnifications
Under each Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income on investments purchased and dividends expense on common stocks sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis. Other income is comprised of credits which exceeded prime brokerage fees as further described in Note 4 - Portfolio Securities and Investments in Derivatives, Short Sale Transactions.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Con-

Notes to Financial Statements (continued)
duct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Large Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$250,160,261	$ —	$ —	$250,160,261
Short-Term Investments:
Repurchase Agreements	—	3,979,691	—	3,979,691
Total	$250,160,261	$3,979,691	$ —	$254,139,952

Large Cap Core	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$455,846,385	$ —	$ —	$455,846,385
Short-Term Investments:
Repurchase Agreements	—	1,298,793	—	1,298,793
Total	$455,846,385	$1,298,793	$ —	$457,145,178

Large Cap Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$247,821,593	$ —	$ —	$247,821,593
Short-Term Investments:
Repurchase Agreements	—	3,421,647	—	3,421,647
Total	$247,821,593	$3,421,647	$ —	$251,243,240

Equity Long/Short	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$214,268,071	$ —	$ —	$214,268,071
Short-Term Investments:
Repurchase Agreements	—	46,119,743	—	46,119,743
Common Stocks Sold Short*	(91,558,523)	—	—	(91,558,523)
Total	$122,709,548	$46,119,743	$ —	$168,829,291

Equity Market Neutral	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$ 199,917,717	$ —	$ —	$ 199,917,717
Short-Term Investments:
Repurchase Agreements	—	59,135,075	—	59,135,075
Common Stocks Sold Short*	(238,233,825)	—	—	(238,233,825)
Total	$ (38,316,108)	$59,135,075	$ —	$ 20,818,967

*	Refer to the Fund's Portfolio of Investments for industry classifications.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Securities Lending
Effective August 14, 2020, each Fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks, and other institutions in order to generate additional income. The Funds’ custodian, State Street Bank and Trust Company, serves as the securities lending agent (the “Agent”).
When a Fund loans its portfolio securities, it will receive, at the inception of each loan, cash collateral equal to an amount not less than 100% of the market value of the loaned securities. Collateral for the loaned securities is invested in a government money market fund maintained by the Agent for the purpose of investing cash collateral. The value of the loaned securities and the liability to return the cash collateral received are recognized on the Statement of Assets and Liabilities. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the Fund, which is also recognized on the Statement of Assets and Liabilities. Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. During the term of the loan, the Fund bears the market risk with respect to the investment of collateral and the risk that the Agent may default on its contractual obligations to the Fund. The Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loan securities have not been returned.
Securities lending income recognized by a Fund consists of earnings on invested collateral and lending fees, net of any rebates to the borrower and compensation to the Agent. Such income is recognized on the Statements of Operations.
The Funds did not engage in securities lending transactions during the period from August 14, 2020 through the end of the current fiscal period. As of the end of the reporting period, the Funds did not have any securities out on loan.

Notes to Financial Statements (continued)
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Large Cap Value	Fixed Income Clearing Corporation	$ 3,979,691	$ (3,979,691)	$ —
Large Cap Core	Fixed Income Clearing Corporation	1,298,793	(1,298,793)	—
Large Cap Growth	Fixed Income Clearing Corporation	3,421,647	(3,421,647)	—
Equity Long/Short	Fixed Income Clearing Corporation	46,119,743	(46,119,743)	—
Equity Market Neutral	Fixed Income Clearing Corporation	59,135,075	(59,135,075)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Short Sale Transactions
Equity Long/Short and Equity Market Neutral each pursue a "long/short" investment strategy, pursuant to which they sell securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.
When the Funds sell a security short, they borrow the security from a third party and segregate assets as collateral to secure their obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for each Fund's long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Funds' Portfolio of Investments, and any cash pledged as collateral in addition to long-term investments is recognized as "Cash collateral at broker for common stocks sold short", on the Statement of Assets and Liabilities. The Funds are obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and such amounts are recognized as "Dividends expense on common stocks sold short", on the Statement of Operations, when applicable. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as "Change in net unrealized appreciation (depreciation) of common stocks sold short" on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Funds will incur a loss if the price of the security increases between the date of the short sale on the date on which the Funds replace the borrowed security. The Funds' losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could retain. The Funds will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as "Net realized gain (loss) from common stocks sold short" on the Statement of Operations.
Bank of America Merrill Lynch ("BAML") facilitates the short sales transactions for the Funds. The Funds currently pay prime brokerage fees to BAML for its services for the Funds. The Funds may also earn credits as an element of the prime broker fee arrangement with BAML, which are recorded as an offset to the prime brokerage fees. The net prime brokerage fees paid to BAML are recognized as "Prime broker expenses" on the Statement of Operations. In the event that credits exceed prime brokerage fees, the net credits are recognized as "Other income" on the Statement of Operations.
Investment Transactions
Long-term purchases and sales (including transactions for common stocks sold short, where applicable) during the current fiscal period were as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Purchases	$418,767,380	$ 701,928,849	$269,661,364	$850,480,436	$1,495,465,817
Sales	523,386,887	1,171,166,285	387,401,283	939,128,897	1,517,762,134
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.

Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 8/31/20		Year Ended 8/31/19
Large Cap Value	Shares	Amount	Shares	Amount
Shares sold:
Class A	559,509	$ 10,196,334	661,307	$ 14,496,878
Class A – automatic conversion of Class C Shares	283	1,939	773	19,862
Class C	61,540	1,239,414	242,217	5,063,761
Class R3	500	11,111	15,971	417,750
Class R6	6,294	124,828	27,487	684,734
Class I	630,525	13,442,928	2,768,026	65,026,788
Class T	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	104,122	2,462,496	1,348,085	27,679,730
Class C	3,004	67,639	100,355	1,949,039
Class R3	193	4,611	2,325	48,232
Class R6	53	1,264	92,422	1,909,868
Class I	57,182	1,357,495	793,579	16,388,009
Class T	—	—	—	—
	1,423,205	28,910,059	6,052,547	133,684,651
Shares redeemed:
Class A	(2,108,846)	(42,520,581)	(2,098,500)	(46,703,261)
Class C	(371,780)	(7,185,897)	(391,179)	(8,152,916)
Class C – automatic conversion to Class A Shares	(298)	(1,939)	(812)	(19,862)
Class R3	(17,135)	(407,419)	(3,292)	(82,580)
Class R6	(696,588)	(15,101,408)	(37,619)	(1,048,525)
Class I	(3,255,243)	(67,749,346)	(3,631,131)	(80,095,802)
Class T	—	—	(1,000)	(24,870)
	(6,449,890)	(132,966,590)	(6,163,533)	(136,127,816)
Net increase (decrease)	(5,026,685)	$(104,056,531)	(110,986)	$ (2,443,165)

Notes to Financial Statements (continued)
	Year Ended 8/31/20		Year Ended 8/31/19
Large Cap Core	Shares	Amount	Shares	Amount
Shares sold:
Class A	496,583	$ 14,818,280	1,418,001	$ 44,208,502
Class A – automatic conversion of Class C Shares	—	—	724	25,046
Class C	130,506	3,809,909	1,147,610	34,946,409
Class R6	932,625	27,382,422	823,121	25,587,354
Class I	1,865,007	56,298,141	13,420,162	420,237,008
Class T	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	20,611	679,972	36,644	1,037,388
Class C	585	18,969	22,401	627,236
Class R6	38,835	1,279,219	59,599	1,680,197
Class I	111,234	3,657,361	218,413	6,151,121
Class T	—	—	—	—
	3,595,986	107,944,273	17,146,675	534,500,261
Shares redeemed:
Class A	(1,328,993)	(39,713,251)	(1,102,391)	(33,260,523)
Class C	(1,359,084)	(39,867,047)	(1,073,817)	(32,240,709)
Class C – automatic conversion to Class A Shares	—	—	(738)	(25,046)
Class R6	(5,154,693)	(161,755,513)	(652,146)	(20,573,151)
Class I	(11,218,508)	(340,404,582)	(10,389,593)	(313,374,053)
Class T	—	—	(833)	(25,291)
	(19,061,278)	(581,740,393)	(13,219,518)	(399,498,773)
Net increase (decrease)	(15,465,292)	$(473,796,120)	3,927,157	$ 135,001,488

	Year Ended 8/31/20		Year Ended 8/31/19
Large Cap Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	494,121	$ 12,537,429	440,764	$ 11,525,091
Class A – automatic conversion of Class C Shares	4,094	111,597	490	13,332
Class C	93,561	2,303,713	171,874	4,329,693
Class R6	3,840	102,719	16,039	480,232
Class I	677,852	18,047,194	1,239,923	32,228,635
Shares issued to shareholders due to reinvestment of distributions:
Class A	270,806	7,401,736	456,158	10,591,996
Class C	66,996	1,755,972	141,691	3,188,043
Class R6	3,221	88,393	88,195	2,054,440
Class I	260,095	7,134,177	578,920	13,468,437
	1,874,586	49,482,930	3,134,054	77,879,899
Shares redeemed:
Class A	(1,156,288)	(31,034,211)	(1,712,696)	(44,562,013)
Class C	(467,999)	(11,944,013)	(769,001)	(19,336,226)
Class C – automatic conversion to Class A Shares	(4,269)	(111,597)	(505)	(13,332)
Class R6	(854,563)	(22,487,783)	(106,887)	(3,012,439)
Class I	(3,206,724)	(87,019,569)	(5,123,392)	(134,351,951)
	(5,689,843)	(152,597,173)	(7,712,481)	(201,275,961)
Net increase (decrease)	(3,815,257)	$(103,114,243)	(4,578,427)	$(123,396,062)

	Year Ended 8/31/20		Year Ended 8/31/19
Equity Long/Short	Shares	Amount	Shares	Amount
Shares sold:
Class A	165,945	$ 6,683,759	613,330	$ 25,320,568
Class A – automatic conversion of Class C Shares	132	4,981	183	7,468
Class C	30,205	1,106,693	182,255	6,987,309
Class I	1,112,632	45,338,404	5,485,729	233,285,001
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	18,177	723,620
Class C	—	—	8,170	298,942
Class I	—	—	104,130	4,256,858
	1,308,914	53,133,837	6,411,974	270,879,766
Shares redeemed:
Class A	(670,327)	(25,610,534)	(567,931)	(23,095,237)
Class C	(228,053)	(8,193,885)	(128,354)	(4,775,982)
Class C – automatic conversion to Class A Shares	(145)	(4,981)	(199)	(7,468)
Class I	(4,208,440)	(167,690,813)	(5,989,188)	(248,529,705)
	(5,106,965)	(201,500,213)	(6,685,672)	(276,408,392)
Net increase (decrease)	(3,798,051)	$(148,366,376)	(273,698)	$ (5,528,626)

	Year Ended 8/31/20		Year Ended 8/31/19
Equity Market Neutral	Shares	Amount	Shares	Amount
Shares sold:
Class A	291,909	$ 6,657,613	1,928,361	$ 46,876,614
Class C	51,381	1,115,964	451,089	10,722,757
Class I	5,397,592	123,796,853	35,204,636	871,817,207
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,248	51,645	7,597	190,467
Class C	—	—	2,280	54,802
Class I	66,380	1,546,645	90,721	2,307,950
	5,809,510	133,168,720	37,684,684	931,969,797
Shares redeemed:
Class A	(1,458,923)	(32,448,715)	(1,057,823)	(25,308,591)
Class C	(330,322)	(6,988,243)	(145,708)	(3,318,282)
Class I	(20,160,124)	(456,623,968)	(19,411,116)	(467,154,592)
	(21,949,369)	(496,060,926)	(20,614,647)	(495,781,465)
Net increase (decrease)	(16,139,859)	$(362,892,206)	17,070,037	$ 436,188,332
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost, as well as proceeds from common stocks sold short, if any, and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of August 31, 2020.

Notes to Financial Statements (continued)
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Tax cost of investments	$245,914,832	$354,951,978	$154,969,004	$128,759,843	$ 18,625,325
Gross unrealized:
Appreciation	$ 33,377,751	$132,166,501	$106,145,644	$ 56,914,270	$ 54,954,808
Depreciation	(25,152,631)	(29,973,301)	(9,871,408)	(16,844,822)	(52,761,166)
Net unrealized appreciation (depreciation) of investments	$ 8,225,120	$102,193,200	$ 96,274,236	$ 40,069,448	$ 2,193,642
Permanent differences, primarily due to investments in common stocks sold short, tax equalization, net operating losses, and federal taxes paid, resulted in reclassifications among the Funds' components of net assets as of August 31, 2020, the Funds' tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2020, the Funds' tax year end, were as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Undistributed net ordinary income[1]	$2,672,936	$2,785,075	$ 2,377,057	$ —	$ —
Undistributed net long-term capital gains	—	—	21,654,130	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended August 31, 2020 and August 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Distributions from net ordinary income[1]	$4,825,888	$6,872,442	$ 1,309,408	$ —	$1,972,401
Distributions from net long-term capital gains	—	—	18,139,315	—	—

2019	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Distributions from net ordinary income[1]	$27,303,603	$6,919,764	$ 2,447,869	$ —	$ 56
Distributions from net long-term capital gains	30,712,981	4,796,142	31,815,731	5,291,164	2,646,851

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of August 31, 2020, the Funds’ tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Large Cap Value	Large Cap Core	Equity Long/Short	Equity Market Neutral
Not subject to expiration:
Short-term	$39,137,017	$42,965,024	$40,174,391	$64,688,809
Long-term	4,581,193	—	—	10,776,757
Total	$43,718,210	$42,965,024	$40,174,391	$75,465,566
During the Funds' tax year ended August 31, 2020 Equity Long/Short utilized $13,388,692 of its capital loss carryforward.
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Funds has elected to defer losses as follows:
	Equity Long/Short	Equity Market Neutral
Post-October capital losses[2]	$ —	$ —
Late-year ordinary losses[3]	800,739	1,489,506

[2]	Capital losses incurred from November 1, 2019 through August 31, 2020, the Funds' tax year end.
[3]	Ordinary losses incurred from January 1, 2020 through August 31, 2020, and/or specified losses incurred from November 1, 2019 through August 31, 2020.

7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
For the first $125 million	0.5000%	0.5000%	0.5000%	1.1000%	1.1000%
For the next $125 million	0.4875	0.4875	0.4875	1.0875	1.0875
For the next $250 million	0.4750	0.4750	0.4750	1.0750	1.0750
For the next $500 million	0.4625	0.4625	0.4625	1.0625	1.0625
For the next $1 billion	0.4500	0.4500	0.4500	1.0500	1.0500
For the next $3 billion	0.4250	0.4250	0.4250	1.0250	1.0250
For the next $2.5 billion	0.4000	0.4000	0.4000	1.0000	1.0000
For the next $2.5 billion	0.3875	0.3875	0.3875	0.9875	0.9875
For net assets over $10 billion	0.3750	0.3750	0.3750	0.9750	0.9750
The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2020, the complex-level fee rate for each Fund was as follows:
Fund	Complex-Level Fee
Large Cap Value	0.1574%
Large Cap Core	0.1574%
Large Cap Growth	0.2000%
Equity Long/Short	0.1574%
Equity Market Neutral	0.1574%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of the Funds so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales) dividend expense or securities sold short, and extraordinary expenses)

Notes to Financial Statements (continued)
do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitations that expire may be terminated or modified prior to that date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Large Cap Value	0.79%	July 31, 2022	1.20%
Large Cap Core	0.77	July 31, 2022	N/A
Large Cap Growth	0.75	July 31, 2022	N/A
Equity Long/Short	1.40	July 31, 2022	N/A
Equity Market Neutral	1.40	July 31, 2022	N/A
N/A - Not Applicable
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the "Distributor"), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During February 2020, the Funds began receiving voluntary compensation from the Adviser in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized as "Payment from affiliate" on the Statement of Operations, and any income due to the Funds as of the end of the reporting period is recognized as “Receivable due from affiliate” on the Statement of Assets and Liabilities.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Sales charges collected (Unaudited)	$34,645	$138,102	$58,630	$70,214	$51,602
Paid to financial intermediaries (Unaudited)	30,549	122,242	51,728	63,634	46,502
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
Commission advances (Unaudited)	$10,565	$35,589	$10,402	$26,420	$20,593
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
12b-1 fees retained (Unaudited)	$12,827	$97,087	$9,300	$22,765	$29,701
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Long/Short	Equity Market Neutral
CDSC retained (Unaudited)	$11,326	$11,723	$4,152	$17,246	$24,273
As of the end of the reporting period, the percentage of Fund shares owned by Nuveen as follows:
	Large Cap Value	Large Cap Core	Large Cap Growth
Nuveen owned shares	—%*	—%*	—%*

*	Rounds to less than 1%.
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the following Fund utilized this facility. The Fund’s maximum outstanding balance during the utilization period was as follows:
Large Cap Core
Maximum outstanding balance	$130,000,000
During each Fund's utilization period(s) during the current fiscal period, the average daily balance outstanding and average annual interest rate on the Borrowings were as follows:
Large Cap Core
Utilization period (days outstanding)	6
Average daily balance outstanding	$86,726,902
Average annual interest rate	1.72%

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Long-Term Capital Gain Distributions: The following Fund hereby designates as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended August 31, 2020:
Large Cap Growth
Long-term capital gain dividends	$18,469,695
Distribution Information: The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Large Cap Value	Large Cap Core	Large Cap Growth	Equity Market Neutral
% of QDI	100.0%	100.0%	100.0%	100.0%
% of DRD	100.0%	100.0%	100.0%	100.0%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports
ICE BofA 3-Month U.S. Treasury Bill Index: The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Lipper Alternative Equity Market Neutral Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Equity Market Neutral Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Lipper Alternative Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Alternative Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Lipper Multi-Cap Core Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Core Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Lipper Multi-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Lipper Multi-Cap Value Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Multi-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.
Long Position: A security the fund owns in its portfolio.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Glossary of Terms Used in this Report (Unaudited) (continued)
Price/Earnings (P/E) Ratio: is calculated by dividing the current price of the stock by its forecasted 12 months' earnings per share. The average of the price/earnings ratio of a fund is a weighted harmonic average of all current P/E ratios (excluding negatives) of the stocks in the fund's portfolio. This should not be construed as a forecast of the Fund's performance.
Russell 1000® Growth Index: An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.
Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.
Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends, but do not include the effects of any applicable sales charges or management fees.
Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions. 1
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
1In addition, at the April Meeting, the Board approved the reorganization of Nuveen Large Cap Growth Fund into Nuveen Winslow Large-Cap Growth ESG Fund, a series of Nuveen Investment Trust II (“NIT II”), subject to shareholder approval. Similarly, at the April Meeting, the Board also approved the reorganization of Nuveen Large Cap Value Fund into Nuveen Dividend Value Fund, a series of Nuveen Investment Funds, Inc. (“NIF”), subject to shareholder approval. Nuveen Large Cap Growth Fund and Nuveen Large Cap Value Fund are each a “Target Fund.” To avoid any disruption of services if the reorganizations are not completed, the Board considered and approved the renewal of the Advisory Agreements of the Target Funds at the May Meeting.

•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Large Cap Value Fund (the “Large Cap Value Fund”), the Board noted that the Fund ranked in the fourth quartile of its Performance Peer Group for the one- and five-year periods ended December 31, 2019 and third quartile for the three-year period ended December 31, 2019. The Fund’s performance also was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark and the Fund ranked in the third quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board considered the Adviser’s explanation of the factors that detracted from the Fund’s performance and the steps taken to address the performance issues. Further, the Board noted that at its April Meeting, it approved the reorganization of the Fund into Nuveen Dividend Value Fund, a series of NIF, subject to shareholder approval. To avoid any disruption of services if the reorganization is not completed, the Board considered and approved the renewal of the Advisory Agreements of the Large Cap Value Fund at the May Meeting.
For Nuveen Large Cap Core Fund (the “Large Cap Core Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019. The Fund further ranked in the fourth quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2019 and third quartile of its Performance Peer Group for the five-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board considered the Adviser’s explanation of the factors that detracted from the Fund’s performance and the steps taken to help address performance issues. The Board will continue to monitor the performance of the Fund.
For Nuveen Large Cap Growth Fund (the “Large Cap Growth Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019. The Fund further ranked in the third quartile of its Performance Peer Group for the one- and five-year periods ended December 31, 2019 and fourth quartile for the three-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark and the Fund ranked in the fourth quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board considered the Adviser’s explanation of the factors that detracted from the Fund’s performance and the steps taken to address the performance issues. Further, the Board noted that at its April Meeting, it approved the reorganization of the Fund into Nuveen Winslow Large-Cap Growth ESG Fund, a series of NIT II, subject to shareholder approval. To avoid any disruption of services if the reorganization is not completed, the Board considered and approved the renewal of the Advisory Agreements of the Large Cap Growth Fund at the May Meeting.

For Nuveen Equity Long/Short Fund (the “Equity Long/Short Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019. Although the Fund ranked in the fourth quartile of its Performance Peer Group for the one-year period ended December 31, 2019, the Fund ranked in the second quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, although the Fund’s performance was below the performance of its benchmark for the one-, three-, and five-year periods ended March 31, 2020, the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and second quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the overall performance of the Fund.
For Nuveen Equity Market Neutral Fund (the “Equity Market Neutral Fund”), the Board noted that the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended December 31, 2019 but that the Fund outperformed its benchmark for the five-year period ended December 31, 2019. The Fund also ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and second quartile of its Performance Peer Group for the three- and five-year periods ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one- and three-year periods ended March 31, 2020, but the Fund outperformed its benchmark for the five-year period ended March 31, 2020. The Fund also ranked in the third quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and second quartile for the three- and five-year periods ended March 31, 2020. The Board was satisfied with the overall performance of the Fund.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”), including the Equity Market Neutral Fund, and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that (a) the Large Cap Value Fund, Large Cap Core Fund and Large Cap Growth Fund each had a net management fee and a net expense ratio that were below the respective peer averages; (b) the Equity Long/Short Fund had a net management fee that was slightly higher than the peer average, but a net expense ratio that was in line with the peer average; and (c) the Equity Market Neutral Fund had a net management fee and a net expense ratio that were higher than the respective peer averages. With respect to the Equity Market Neutral Fund, the Independent Board Members noted that although such Fund’s net expense ratio did not increase year over year, such Fund’s relative standing in its peer set changed, in part, due to such Fund being placed in a new peer set with larger net assets.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not gen-

erally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2018 and 2019), including (a) the temporary expense caps applicable to the Large Cap Core Fund, Large Cap Growth Fund, Equity Long/Short Fund and Equity Market Neutral Fund and (b) the temporary and permanent expense caps applicable to the Large Cap Value Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 20, 2020 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “Illiquid”, discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third-party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on Illiquid investments.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees (2):
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	155
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	155

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	155
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	155
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	155
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	155
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	155

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	155
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	155

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen, LLC; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 100 Park Avenue New York, NY 10016	Vice President	2020	Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Matthew Thornton III has been nominated for election to the Board of Trustees of the Funds and the boards of all other funds in the Nuveen complex, each such appointment effective as of November 16, 2020. If Mr. Thornton is elected to the board of each such fund for which he has been nominated and assuming his appointments become effective, Mr. Thornton will oversee all the portfolios in the Nuveen fund complex. Mr. Thornton's principal occupation and other directorships during the past five years are as follows:
              Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries); member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products).
(3)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-NLCES-0820D1347245-INV-Y-10/21

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended August 31, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Equity Market Neutral Fund	17,680	0	0	0
Nuveen Large Cap Value Fund	18,110	0	0	0
Nuveen Large Cap Core Fund	18,110	0	0	0
Nuveen Large Cap Growth Fund	18,100	0	0	0

Total	$72,000	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Equity Market Neutral Fund	0%	0%	0%	0%
Nuveen Large Cap Value Fund	0%	0%	0%	0%
Nuveen Large Cap Core Fund	0%	0%	0%	0%
Nuveen Large Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Equity Market Neutral Fund	17,340	0	0	0
Nuveen Large Cap Value Fund	17,760	0	0	0
Nuveen Large Cap Core Fund	17,760	0	0	0
Nuveen Large Cap Growth Fund	17,750	0	0	0

Total	$70,610	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Equity Market Neutral Fund	0%	0%	0%	0%
Nuveen Large Cap Value Fund	0%	0%	0%	0%
Nuveen Large Cap Core Fund	0%	0%	0%	0%
Nuveen Large Cap Growth Fund	0%	0%	0%	0%

Fiscal Year Ended August 31, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended August 31, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Equity Market Neutral Fund	0	0	0	0
Nuveen Large Cap Value Fund	0	0	0	0
Nuveen Large Cap Core Fund	0	0	0	0
Nuveen Large Cap Growth Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended August 31, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Equity Market Neutral Fund	0	0	0	0
Nuveen Large Cap Value Fund	0	0	0	0
Nuveen Large Cap Core Fund	0	0	0	0
Nuveen Large Cap Growth Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: November 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: November 6, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: November 6, 2020